UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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QUIDEL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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QUIDEL CORPORATION
10165 McKellar Court
San Diego, CA 92121
(858) 552-1100

April 6, 2007

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders, which will be held on Monday, May 7, 2007, at 8:30 a.m., local time, at the Hyatt Regency, 3777 La Jolla Village Drive, San Diego, California 92122. At the Annual Meeting, you will be asked to consider and vote upon (i) the election of seven directors to the Board of Directors; (ii) the ratification of the selection of our independent registered public accounting firm; (iii) an amendment and restatement of our 2001 Equity Incentive Plan to increase the authorized shares among other matters; (iv) approval of the performance goals used under the 2001 Equity Incentive Plan; and (v) such other business as may properly come before the Annual Meeting.

Enclosed are the Notice of the Annual Meeting, the Proxy Statement and accompanying proxy card, and a copy of our Annual Report to Stockholders.

To assure your representation at the Annual Meeting, you are urged to vote on, date, sign and return the enclosed proxy card for which a prepaid, return envelope is provided. Your prompt response is helpful and appreciated.

Our Board of Directors and officers look forward to seeing you at the Annual Meeting.

Sincerely yours,
/s/ CAREN L. MASON
Caren L. Mason
President and Chief Executive Officer
QUIDEL CORPORATION

QUIDEL CORPORATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 7, 2007

To Our Stockholders:

The Annual Meeting of Stockholders of Quidel Corporation will be held on Monday, May 7, 2007, at 8:30 a.m., local time, at the Hyatt Regency, located at 3777 La Jolla Village Drive, San Diego, California 92122, for the following purposes:

1.     To elect seven directors to serve on the Board of Directors to hold office until the 2008 Annual Meeting of Stockholders;

2.     To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2007;

3.     To approve the amendment and restatement of the Quidel Corporation 2001 Equity Incentive Plan to increase the authorized shares among other matters;

4.     To approve the performance goals used to establish compensation programs and awards under the 2001 Equity Incentive Plan; and

5.     To transact such other business as may properly be presented at the Annual Meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on March 23, 2007 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

The Board of Directors of Quidel Corporation unanimously recommends that the stockholders vote FOR the seven nominees for the Board of Directors named in the accompanying Proxy Statement; FOR the ratification of the selection of our independent registered public accounting firm; FOR the amendment and restatement of the 2001 Equity Incentive Plan to increase the authorized shares and approve certain other amendments; and FOR the approval of the performance goals under the 2001 Equity Incentive Plan.

All stockholders are cordially invited to attend the Annual Meeting. You are urged to sign, date and otherwise complete the enclosed proxy card and return it promptly in the enclosed envelope whether or not you plan to attend the Annual Meeting. If you attend the Annual Meeting and wish to do so, you may vote your shares in person even if you have signed and returned your proxy card.

By Order of the Board of Directors,
/s/ CAREN L. MASON
Caren L. Mason
President and Chief Executive Officer
San Diego, California
April 6, 2007

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QUIDEL CORPORATION
Principal Executive Offices
10165 McKellar Court
San Diego, California 92121
(858) 552-1100

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

MAY 7, 2007

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Quidel Corporation, a Delaware corporation, for use at the 2007 Annual Meeting of Stockholders to be held on Monday, May 7, 2007, at 8:30 a.m., local time, at the Hyatt Regency, located at 3777 La Jolla Village Drive, San Diego, California 92122, and at any and all adjournments and postponements of the Annual Meeting. This Proxy Statement and the accompanying proxy card will first be mailed to stockholders on or about April 12, 2007.

We will pay the expenses in connection with this solicitation. We and our employees may solicit proxies by mail, in person, by telephone, facsimile or other electronic means and will not receive any additional compensation for such solicitations. In addition, we have engaged InvestorCom, Inc. to aid in the solicitation of proxies to be voted at the Annual Meeting at an estimated cost of $7,500 plus out-of-pocket expenses. We will also pay brokers or other persons holding stock in their name or the names of their nominees for the expenses of forwarding soliciting material to beneficial owners.

RECORD DATE AND VOTING

The close of business on March 23, 2007 has been fixed as the record date (the “Record Date”) for determining the stockholders entitled to notice of and to vote at the Annual Meeting. On the Record Date, 32,659,355 shares of our voting common stock were outstanding. Each share of such common stock is entitled to one vote on any matter that may be presented for consideration and action by the stockholders at the Annual Meeting. A quorum is required to transact business at the Annual Meeting. The holders of a majority of the outstanding shares of common stock on the Record Date and entitled to be voted at the Annual Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting and any adjournments and postponements thereof. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business.

With regard to the election of directors, votes may be cast in favor of a director nominee or withheld. Because directors are elected by plurality, abstentions from voting and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome. If a quorum is present at the Annual Meeting, the nominees receiving the greatest number of votes (up to seven directors) will be elected. For proposals other than the election of directors, the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter is required for approval. With regard to these proposals, abstentions will be counted in tabulations of the votes cast on a proposal presented to stockholders and will have the same effect as a vote against the proposal, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved and accordingly will have no effect on the outcome of the vote on such proposal. Unless otherwise designated, each proxy submitted by a stockholder will be voted:

•       FOR each of the seven nominees named below for election as directors;

•       FOR ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered accounting firm for its fiscal year ending December 31, 2007;

•       FOR the amendment and restatement of the 2001 Equity Incentive Plan to increase the authorized shares and approve certain other amendments; and

•       FOR approval of the material terms of the performance goals used under the 2001 Equity Incentive Plan.

Where a stockholder has directed how his or her proxy is to be voted, it will be voted according to the stockholder’s directions. Any stockholder has the power to revoke his or her proxy at any time before it is voted at the Annual Meeting by submitting a written notice of revocation to the Secretary of the Company or by timely filing a duly executed proxy bearing a later date. The proxy will not be voted if the stockholder who executed it is present at the Annual Meeting and elects to vote in person the shares represented by the proxy. Attendance at the Annual Meeting will not by itself revoke a proxy.

PROPOSAL 1
ELECTION OF DIRECTORS

Nominees for Election

Our directors are elected at each annual meeting of stockholders. At the Annual Meeting, seven directors will be elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. The nominees receiving the greatest number of votes (up to seven directors) at the Annual Meeting will be elected. Our Board of Directors recommends that the stockholders vote FOR the seven nominees named below for the Board of Directors.

Each of the nominees set forth below for election as a director is an incumbent director. Each of the nominees has consented to serve as a director if elected. Unless authority to vote for any director nominee is withheld in a proxy, it is intended that each proxy will be voted FOR each of the nominees. If, before the Annual Meeting, any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies will be voted for such substitute nominees, if any, as may be recommended by our existing Board of Directors, unless other directions are given in the proxies.

Name of Nominee	Age	Principal Occupation	Director Since
Thomas D. Brown	58	Vice Chairman of the Condell Medical Center and Retired Senior Vice President, President Diagnostics Division of Abbott Laboratories	2004
Rod F. Dammeyer	66	President of CAC, L.L.C., a private company providing capital investment and management advisory services	2006
Douglas S. Harrington, M.D.	54	Chief Executive Officer of Westcliff Medical Laboratories, Inc.	2004
Caren L. Mason	53	President and Chief Executive Officer, Quidel Corporation	2004
Mary Lake Polan, M.D., Ph.D, M.P.H.	63	Professor and Chair Emeritus, Department of Gynecology and Obstetrics, Stanford University School of Medicine	1993
Mark A. Pulido	54	Chairman of the Board, Quidel Corporation	2002
Jack W. Schuler	66	Chairman of the Board, Ventana Medical Systems, Inc. and Stericycle, Inc.	2006

Biographical Information

THOMAS D. BROWN was appointed to our Board of Directors in December 2004. Prior to his retirement in 2002, Mr. Brown had a 28-year career in the healthcare industry where he held various sales, marketing and executive positions within Abbott Laboratories, a broad-based healthcare company, as follows. From 1998 to 2002, Mr. Brown was Senior Vice President, and President of the Diagnostics Division. From 1993 to 1998, Mr. Brown was Corporate Vice President Worldwide Commercial Operations. From 1992 to 1993, Mr. Brown was Divisional Vice President Worldwide Commercial Operations. From 1987 to 1992, Mr. Brown was Divisional Vice President and General Manager, Western Hemisphere Commercial Operations. From 1986 to 1987, Mr. Brown was Divisional Vice President U.S. Sales and, from 1985 to 1986, was Director of Sales. Mr. Brown currently serves on the Board of Directors of Ventana Medical Systems, Inc., a developer and supplier of automated diagnostic systems, and Cepheid, a molecular diagnostics company. He is also Vice Chairman of the Condell Medical Center. Mr. Brown holds a Bachelor of Arts degree from the State University of New York at Buffalo.

ROD F. DAMMEYER was appointed to our Board of Directors in February 2006. Mr. Dammeyer is the President of CAC, L.L.C., a private company providing capital investment and management advisory services, and is the retired Vice Chairman of Anixter International, where he served from 1985 until February 2001, and retired managing partner of corporate investments of Equity Group Investments, L.L.C., where he served from 1995 until June 2000. Mr. Dammeyer serves as a director of GATX Corporation, a worldwide, specialized finance and leasing company, Stericycle, Inc., a medical waste management and healthcare compliance services company, and Ventana Medical Systems, Inc., a developer and supplier of automated diagnostic systems. He also serves as a trustee of Van Kampen Investments, Inc. and a director of The Scripps Research Institute. He received a B.S. degree in accounting from Kent State University.

DOUGLAS S. HARRINGTON, M.D. is currently the Chief Executive Officer of Westcliff Medical Laboratories, Inc., a clinical laboratory services provider. Dr. Harrington served as Chief Executive Officer and Laboratory Director of Specialty Laboratories, Inc., a laboratory services provider, from April 2002 through March 2005 and was a Director of Specialty Laboratories, Inc. from October 1996 through February 2005. He served as a director of ChromaVision Medical Systems, a medical device imaging company, from 1996 through 2004, and served as its Chief Executive Officer from 1996 to 2000. Dr. Harrington was Chairman of the Board of ChromaVision Medical Systems from 2000 to 2002. Prior to ChromaVision Medical Systems, Dr. Harrington served as President of Nichols Institute, a publicly traded specialized laboratory services company, from 1992 to 1995. Prior to 1992, Dr. Harrington held various other executive positions at Nichols Institute including Laboratory Director and Vice President of Operations. Dr. Harrington is a clinical professor of pathology and laboratory medicine at the University of Southern California and has authored more than 90 peer-reviewed publications. He received his B.A. in molecular biology and M.D. from the University of Colorado health science center in 1978 and is board certified in anatomic and clinical pathology and hematology.

CAREN L. MASON was appointed to our Board of Directors and became our President and Chief Executive Officer on August 20, 2004. Ms. Mason has more than 25 years experience in healthcare. Prior to joining us, Ms. Mason provided consultative services for Eastman Kodak Health Imaging as a result of the sale of MiraMedica, Inc., a digital technology, diagnostic imaging company, to Eastman Kodak. Ms. Mason served as President and Chief Executive Officer for MiraMedica, Inc. from April 2002 through September 2003. From January 2000 through June 2001, Ms. Mason served as Chief Executive Officer of eMed Technologies, Inc. of Lexington, Massachusetts, a digital technology, diagnostic imaging company. Prior to joining eMed Technologies, Ms. Mason served as General Manager of the Women’s Healthcare business and as a General Manager in various capacities for the Services business of General Electric Medical Systems from July 1996 to January 2000. Ms. Mason’s additional healthcare experience includes her tenure with Bayer AG/AGFA from October 1989 to July 1996 where she last served as Senior Vice President for the AGFA Technical Imaging Business Group. Ms. Mason began her career in healthcare with American Hospital Supply/Baxter Healthcare and served in sales, marketing and managerial roles from 1977 through 1988. Ms. Mason is a graduate of Indiana University. She has been a member of the Franciscan Sisters of the Poor Foundation Board of Governors and has also been a member of the Board of Directors for MediServ/GESCI, eMed Technologies, Inc., MiraMedica, Inc., and currently serves as a member of the Board of Directors of AdvaMed, an industry organization for producers of medical devices and diagnostic products.

MARY LAKE POLAN, M.D., Ph.D., M.P.H. is a Professor and Chair Emeritus of the Department of Gynecology and Obstetrics at Stanford University School of Medicine where she served from 1990 to 2005. Dr. Polan received a Bachelor of Arts Degree from Connecticut College, a Ph.D. in Molecular Biophysics and Biochemistry, an M.D. from Yale University School of Medicine and her Masters in Public Health from the University of California, Berkeley. Dr. Polan remained at Yale New Haven Hospital for her residency in Obstetrics and Gynecology, followed by a Reproductive Endocrine Fellowship. Dr. Polan was on the faculty at Yale University until 1990, when she joined Stanford University. Dr. Polan is a practicing clinical Reproductive Endocrinologist with a research interest in ovarian function and granulosa cell steroidogenesis. More recently, Dr. Polan’s interests have been in the interaction between the immune and endocrine systems; the role of monokines in reproductive events and gene expression in stress urinary incontinence as well as brain activation in human sexual function. Dr. Polan also serves on the Board of Directors of Wyeth, a research-based, global pharmaceutical and biotechnology company.

MARK A. PULIDO had a 25-year career in the healthcare industry which includes Fortune 50 company experience. Mr. Pulido has been Chairman of the Company’s Board of Directors since May 2004. Prior to his retirement in June 2002, Mr. Pulido served as the Chairman of the Board of BenefitPoint, Inc., an employee benefits technology company, where he also served as its President and Chief Executive Officer. From May 1996 to July 1999, Mr. Pulido was President and Chief Executive Officer of McKesson Corporation, a healthcare services and information technology company. Previously, Mr. Pulido served as President and Chief Executive Officer of Novartis Pharmaceuticals Corporation (formerly Sandoz Pharmaceuticals Corporation), a research-based pharmaceutical manufacturer, and RedLine Healthcare Corporation (previously owned by Novartis and now a subsidiary of McKesson Corp.), a medical surgical distribution company, during the period from January 1990 to April 1996. Mr. Pulido is an affiliated executive with Freeman Spogli, a private equity firm, and serves on the Board of Directors of Bright Now! Dental, Inc., a dental practice management company and a Freeman Spogli portfolio company. Mr. Pulido holds a B.S. degree in Pharmacy from the University of Arizona, College of Pharmacy, and an M.S. degree in Pharmacy Administration from the University of Minnesota.

JACK W. SCHULER was appointed to our Board of Directors in February 2006. Mr. Schuler has served as a director of Ventana Medical Systems, Inc., a developer and supplier of automated diagnostic systems, since April 1991 and as Chairman of its Board of Directors since November 1995. Mr. Schuler has been Chairman of the Board of Directors of Stericycle, Inc., a medical waste management and healthcare compliance services company, since March 1990. Mr. Schuler is also a co-founder of Crabtree Partners, a Chicago-based venture capital firm. Prior to 1990, Mr. Schuler held various executive positions at Abbott Laboratories, a broad-based healthcare company, from December 1972 through August 1989, most recently serving as President and Chief Operating Officer. Mr. Schuler is also currently a director of Medtronic Inc., a medical technology company. Mr. Schuler holds a B.S. in Mechanical Engineering from Tufts University and an M.B.A. from Stanford University.

Vote Required and Board Recommendation

The nominees for election as directors will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NAMED NOMINEES IN PROPOSAL 1.

PROPOSAL 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected the firm of Ernst & Young LLP, independent registered public accounting firm, to audit our consolidated financial statements for the fiscal year ending December 31, 2007, and to perform other appropriate accounting and tax services. We are asking our stockholders to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2007. Although ratification is not required by our bylaws or otherwise, the Board of Directors is submitting the selection of Ernst & Young LLP to our stockholders as a matter of good corporate practice. If the stockholders do not ratify the appointment of Ernst & Young LLP, the selection of the Company’s independent registered public accounting firm will be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

One or more representatives of Ernst & Young LLP are expected to be at the Annual Meeting. They will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Vote Required and Board Recommendation

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting is required to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2007.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

PROPOSAL 3
AMENDMENT AND RESTATEMENT OF THE 2001 EQUITY INCENTIVE PLAN

General

At the Annual Meeting, the stockholders will be asked to approve the Quidel Corporation 2001 Equity Incentive Plan, as amended and restated (the “2001 Plan”) to authorize an additional 2,000,000 shares of our common stock for issuance under the 2001 Plan and to approve certain other amendments to the plan as described below. As of March 1, 2007, a total of 4,700,000 shares were authorized for issuance under the 2001 Plan, and only 658,841shares remained available for future issuance. Because we rely heavily upon equity compensation to recruit, retain, motivate and reward our employees, management, directors and other qualified persons, and to align their interests with the interests of our stockholders, in March 2007, our Board of Directors unanimously adopted, subject to stockholder approval, the amendment and restatement of the 2001 Plan to increase the number of shares available for issuance under the 2001 Plan from 4,700,000 to 6,700,000 and make certain other amendments to the 2001 Plan as described below. By approving Proposal 3, the stockholders will enable us to continue to use the 2001 Plan for its intended purposes.

See also Proposal 4, which seeks approval of the expansion and re-approval of the material terms of the performance goals that may be used by the Compensation Committee in administering the 2001 Plan. Under the 2001 Plan, the material terms of the performance goals consist of (i) the class of employees eligible to receive compensation under the 2001 Plan, (ii) the criteria on which the performance goals are based, and (iii) the maximum number of shares of the Company’s common stock, or the maximum value of any cash award, that can be awarded under the 2001 Plan to any participant during any calendar year.

Summary of the 2001 Plan

The following summary of the 2001 Plan, as proposed to be amended, is qualified in its entirety by the terms of the 2001 Plan, a copy of which, as proposed to be amended, is attached hereto as Appendix A.

Purpose.   The purpose of the 2001 Plan is to promote our and our stockholders’ interests by using investment interests in us to attract, retain and motivate our directors, management, employees and other persons, to encourage and reward their contributions to our performance and to align their interests with the interests of our stockholders.

Administration, Amendment and Termination.   The 2001 Plan is currently administered by the Compensation Committee of our Board of Directors. The administrator has the power to:

•       select the eligible persons to whom, and the times at which, awards will be granted, the nature of each award and the terms and conditions of each award;

•       interpret the 2001 Plan and the rights of recipients of awards granted under the 2001 Plan;

•       discontinue, suspend or amend the 2001 Plan in any manner, subject to stockholder approval where such approval is required by applicable law, rule or regulation;

•       accelerate or extend the vesting or exercise period of any award, and make such other modifications in the terms and conditions of an award as it deems advisable; provided, however, that the administrator may not reprice or otherwise reduce the exercise price of a stock option (including by the cancellation and regranting of the stock option or by amendment to the stock option) without stockholder approval; and

•       change the number of shares or vesting periods associated with non-employee director options, and suspend and reactivate the plan provisions regarding automatic grants of non-employee director options.

Any amendment of the 2001 Plan shall, in the discretion of the administrator, apply to and govern awards granted under the 2001 Plan prior to the date of such amendment; provided, however, that the consent of an award holder is required if such amendment would alter, terminate, impair or adversely affect the award or cause the award to cease to qualify as an incentive stock option. Awards may be granted under the 2001 Plan until March 29, 2011, unless earlier terminated.

Securities Subject to the 2001 Equity Incentive Plan.   A total of 6,700,000 shares of common stock may be issued under the 2001 Plan, if the 2001 Plan, as amended, is approved. We may issue common stock under the plan from authorized but unissued shares of common stock or from previously issued shares of common stock that we reacquired, including shares purchased on the open market. For purposes of calculating the aggregate number of shares issued under the 2001 Plan, we will count only the number of shares actually issued upon exercise or settlement of an award and not returned to us upon expiration, termination or cancellation of any awards. However, if an award holder pays the exercise price or withholding taxes relating to an award with shares of our common stock, or if we withhold shares in satisfaction of the exercise price or withholding taxes payment, then we will reduce the number of shares of common stock available for issuance under the 2001 Plan by the gross number of shares for which the award is exercised or for which it vests, as applicable.

The 2001 Plan has been amended to provide that the administrator shall appropriately adjust the maximum number and kind of shares subject to the 2001 Plan, the number and kind of shares or other securities subject to then outstanding awards, the price for each share or other unit of any other securities subject to then outstanding awards, and/or the number and kind of shares or other securities to be issued as non-employee director options if our common stock is affected through any of the following:

•       merger;

•       consolidation;

•       sale or exchange of assets;

•       recapitalization;

•       reclassification;

•       combination;

•       stock dividend;

•       stock split;

•       reverse stock split;

•       spin off, or

•       similar transaction.

Awards Under the 2001 Plan.   We may grant the following types of awards under the 2001 Plan:

•       stock options;

•       performance awards;

•       restricted stock;

•       stock appreciation rights;

•       stock payments;

•       stock bonuses;

•       stock sales;

•       phantom stock;

•       dividend equivalents; and

•       other stock-based benefits.

Stock options granted under the 2001 Plan may be incentive stock options intended to qualify under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) or non-qualified stock options that do not so qualify. However, the aggregate fair market value of stock with respect to which any employee’s incentive stock options first become exercisable during any calendar year (under all our plans and those of any subsidiary corporation) may not exceed $100,000 (as determined on the grant date), and may be further limited by other requirements in the Internal Revenue Code. If this limitation is exceeded, the excess incentive stock options will be treated as non-qualified stock options.

Eligibility.   Our directors, officers, employees, consultants and advisors, and those of our affiliated entities, are eligible to receive awards under the 2001 Plan, except that only non-employee directors may receive “non-employee director options,” as described below. As of March 1, 2007, 249 persons (not including consultants and advisors) were eligible for selection to receive awards under the 2001 Plan, consisting of: 238 employees other than executive officers, five executive officers and six non-employee directors.

Terms and Conditions of Non-Employee Director Options.   Under the 2001 Plan, immediately following each annual meeting of stockholders, each non-employee director who has served as a director since his or her election or appointment and that has been re-elected as a director at such annual meeting automatically receives an option to purchase up to 10,000 shares of common stock. In addition, each non-employee director who is appointed or elected other than at an annual meeting of stockholders (whether by replacing a director who retires, resigns or otherwise terminates his or her service as a director prior to the expiration of his or her term or otherwise) automatically receives an option to purchase shares of our common stock as of the date of such appointment or election, consisting of a number of shares of common stock determined by multiplying 10,000 by a fraction, the numerator of which is the number of days from the date of grant to the date of the next scheduled annual meeting of stockholders and the denominator of which is 365 (exclusive of fractional shares). The automatic non-employee director option grants vest and become exercisable 100% on the day prior to the date of the next annual meeting of stockholders following the grant date, provided, that the recipient has remained a director for the entire period from the date of grant to such vesting date.

All non-employee director options under the 2001 Plan have a term of 10 years and an exercise price equal to the fair market value on the date of grant. Unless provided otherwise in an agreement with the Company, if a recipient of a non-employee director option ceases to be a director, all non-employee director options granted to the recipient are exercisable, only to the extent already exercisable at the date the director ceases to be a director, for a period of 365 days after that date (or, if sooner, until the expiration of the option according to its terms), and will then terminate. As noted below, in May 2004, the Board of Directors suspended the automatic grants to non-employee directors.

In addition to these automatic non-employee director options, non-employee directors are eligible to receive certain general grants of awards under the plan, including non-qualified stock options other than non-employee director options, at the discretion of the administrator. To the extent not inconsistent with the provisions of the 2001 Plan governing non-employee director options, the terms of general awards under the 2001 Plan apply to non-employee director options.

Terms and Conditions of Other Awards.   The administrator will select the recipients of awards (other than with respect to automatic non-employee director options) granted under the 2001 Plan from the pool of eligible persons and will set the terms of the awards.

Award Pricing.   The administrator will determine the exercise or purchase price of awards (other than non-employee director options) granted under the 2001 Plan. The exercise price for an incentive stock option must comply with the provisions of Section 422 of the Internal Revenue Code. Section 422 currently provides that the exercise price must not be less than the fair market value of the common stock on the date of grant and not less than 110% of the fair market value as of the date of grant in the case of a grant to a person owning more than 10% of the total combined voting power of all classes of the issuer’s stock or the stock of any parent or any subsidiary corporations. On March 1, 2007, the closing price of our common stock on the Nasdaq Global Market was $10.64 per share.

Award Vesting and Term.   The administrator will determine the date or dates on which awards (other than non-employee director options) granted under the 2001 Plan vest and become exercisable. In addition, the term for an incentive stock option must comply with the provisions of Section 422 of the Internal Revenue Code. Section 422 currently provides that the incentive stock option may not be exercisable after the expiration of 10 years from the date of grant, or five years in the case of an incentive stock option granted to a person owning more than 10% of the total combined voting power of all classes of stock of the issuer, or of its parent or any subsidiary corporations.

Awards granted under the 2001 Plan may be exercised at any time after they vest and before the expiration date determined by the administrator, provided that an award is generally exercisable following an award holder’s termination of employment only to the extent that the award had become exercisable on or before the date of termination and to the extent that the award is not forfeited under the terms of the 2001 Plan. Furthermore, in the absence of a specific agreement to the contrary, stock options will generally expire and become unexercisable immediately upon termination of the recipient’s employment with us for just cause (as defined in the 2001 Plan); 90 days after termination of the recipient’s employment with us for any reason other than just cause, death or permanent disability; or one year after termination of the recipient’s employment with us due to death or permanent disability, unless the term of the options provides for an earlier expiration. If the employment of a recipient of restricted stock is terminated for any reason, any such restricted stock that remains subject to restrictions on the date of such termination will be repurchased by the Company at the purchase price, if any, paid by the recipient, or returned to the Company without consideration; provided, however, that the administrator may in its discretion determine otherwise.

Other Award Provisions.   The administrator will determine any applicable performance criteria, restrictions or conditions of any award.

Award Payments.   A holder of an award may pay cash or any other consideration deemed acceptable by the administrator to pay the exercise price for the award, if any. The administrator may, in its discretion, allow an award holder to pay the exercise price for an award by delivering our common stock.

Non-Assignability of Awards.   Awards are generally not transferable by the recipient during the life of the recipient. Awards are generally exercisable during the life of a recipient only by the recipient.

Award Documentation.   An agreement duly executed on our behalf and by the recipient or a confirming memorandum issued by us to the recipient, setting forth such terms and conditions applicable to the award, will evidence awards granted under the 2001 Plan.

Rights With Respect to Stock Ownership.   No recipient of an award under the 2001 Plan or other person will have any right, title or interest in or to any shares of common stock subject to any award or any rights as a stockholder unless the award is duly exercised pursuant to the terms of the 2001 Plan and the shares of common stock are issued to the recipient upon exercise of the award.

Provisions Regarding Changes in Control.   As of the effective time and date of any change in control (as defined in the 2001 Plan), the 2001 Plan and any of the then outstanding awards (whether or not vested) will automatically terminate unless:

•       provision is made in writing in connection with such transaction for the continuance of the 2001 Plan and for the assumption of such awards, or for the substitution for such awards of new awards covering the securities of a successor entity or an affiliate thereof with appropriate adjustments as to the number and kind of securities and exercise prices, in which event the 2001 Plan and such outstanding awards will continue or be replaced, as the case may be, in the manner and under the terms so provided; or

•       our Board of Directors otherwise provides in writing for such adjustments as it deems appropriate in the terms and conditions of the then outstanding awards (whether or not vested), including without limitation accelerating the vesting of outstanding awards and/or providing for the cancellation of awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such awards would have been entitled to receive upon consummation of such change in control had such shares been issued and outstanding immediately prior to the effective date and time of the change in control (net of the appropriate option exercise prices).

If, pursuant to these provisions, the 2001 Plan and the awards terminate by reason of the occurrence of a change in control without provision for any of the actions described in the paragraph above, then any recipient holding outstanding awards will have the right, at such time immediately prior to the consummation of the change in control as our Board of Directors will designate, to exercise the recipient’s awards to the full extent not theretofore exercised, including any installments which have not yet become vested.

Tax Information

The following summary of certain federal income tax consequences of the receipt and exercise of awards granted by us is based on the laws and regulations in effect as of the date of this Proxy Statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt and exercise of awards under foreign, state and local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the 2001 Plan will vary depending upon the specific facts and circumstances involved.

Incentive Stock Options.   Except as discussed below, under federal income tax law, a recipient of an incentive stock option generally will not owe tax on the grant or the exercise of the option if the recipient exercises the option while the recipient is our employee (or an employee of any parent or subsidiary corporation) or within three months following termination of the recipient’s employment (or within one year, if termination was due to a permanent and total disability).

If the recipient of the incentive stock option sells the shares acquired upon the exercise of the option at any time within one year after the date we issue the shares to the recipient or within two years after the date we grant the incentive stock option to the recipient, then:

•       if the recipient’s sales price exceeds the purchase price paid for the shares upon exercise of the incentive stock option, the recipient will recognize capital gain equal to the excess, if any, of the sales price over the fair market value of the shares on the date of exercise, and will recognize ordinary income equal to the excess, if any, of the lesser of the sales price or the fair market value of the shares on the date of exercise over the purchase price paid for the shares upon exercise of the incentive stock option; or

•       if the recipient’s sales price is less than the purchase price paid for the shares upon exercise of the incentive stock option, the recipient will recognize a capital loss equal to the excess of the purchase price paid for the shares upon exercise of the incentive stock option over the sales price of the shares.

If the recipient sells shares acquired upon exercise of an incentive stock option at any time after the recipient has held the shares for at least one year after the date we issue the shares to the recipient pursuant to the recipient’s exercise of the incentive stock option and at least two years after the date we grant the recipient the incentive stock option, then the recipient will recognize capital gain or loss equal to the difference between the sales price and the purchase price paid for the shares upon exercise of the incentive stock option.

The amount by which the fair market value of shares the recipient acquires upon exercise of an incentive stock option (determined as of the date of exercise) exceeds the purchase price paid for the shares upon exercise of the incentive stock option will be included as a positive adjustment in the calculation of the recipient’s alternative minimum taxable income in the year of exercise.

In the case of an early disposition of shares by a recipient that results in the recognition of ordinary income, we will be entitled to a deduction equal to the amount of such ordinary income. If the recipient holds the shares for the requisite period described above and therefore solely recognizes capital gain upon the sale of such shares, we are not entitled to any deduction.

Non-qualified Stock Options.   Our grant of a non-qualified stock option to a recipient is generally not a taxable event for the recipient. Upon the exercise of a non-qualified stock option, the recipient will generally recognize ordinary income equal to the excess of the fair market value of the shares the recipient acquires upon exercise (determined as of the date of exercise) over the purchase price paid for the shares upon exercise of the non-qualified stock option. We generally will be entitled to deduct as a compensation expense the amount of such ordinary income. Provided the shares are held as a capital asset, the recipient’s subsequent sale of the shares generally will give rise to capital gain or loss equal to the difference between the sale price and the sum of the purchase price paid for the shares plus the ordinary income recognized with respect to the shares, and such capital gain or loss will be taxable as long term or short term capital gain or loss depending upon the recipient’s holding period after exercise.

Stock Appreciation Rights and Phantom Stock.   Generally, the holder of a stock appreciation right or phantom stock award will recognize ordinary income equal to the value we pay (whether in cash, stock or a combination thereof) under either arrangement on the date the holder receives payment. If we place a limit on the amount that will be payable under a stock appreciation right, the holder may recognize ordinary income equal to the value of the holder’s right under the stock appreciation right at the time the value of such right equals such limit and the stock appreciation right is exercisable. We will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the holder.

Stock Purchase Rights—Restricted Stock.   Under the 2001 Plan, we are authorized to grant rights to purchase our restricted common stock subject to a right to repurchase such stock at the price paid by the participant if the participant’s employment or service relationship with us terminates prior to the lapse of such repurchase right. In general, there will be no tax consequences to a participant upon the grant of a right to purchase such restricted stock or upon purchase of such restricted stock. Instead, the participant will be taxed at ordinary income rates at the time our repurchase rights expire or are removed on an amount equal to the excess of the fair market value of the stock at that time over the amount the participant paid to acquire such stock. A participant who acquires restricted stock, however, may make an election under Section 83(b) of the Internal Revenue Code with respect to such stock. If such an election is made within 30 days after the participant’s acquisition of the stock, the participant is taxed at ordinary income rates in the year in which the participant acquires the restricted stock. The ordinary income the participant must recognize is equal to the excess of the fair market value of the stock at the time of the participant’s acquisition of the stock (determined without regard to the restrictions) over the amount that the participant paid to acquire such stock. If a participant makes a timely election under Section 83(b) of the Internal Revenue Code with respect to restricted stock, the participant generally will not be required to report any additional income with respect to such restricted stock until he or she disposes of such stock, at which time he or she will generally recognize capital gain or loss (provided the shares are held as a capital asset) equal to the difference between the sales price and the fair market value of the stock at the time or the participant’s acquisition of the stock (determined without regard to restrictions). In the event that a participant forfeits (as a result of our repurchase) restricted stock with respect to which an election under Section 83(b) of the Internal Revenue Code has been made, the participant ordinarily will not be entitled to recognize any loss for federal income tax purposes (except to the extent the amount realized by the participant at the time of such forfeiture is less than the participant’s purchase price for such stock). We generally will be entitled to a deduction equal to the amount of ordinary income (if any) recognized by a participant.

Other Awards.   In addition to the types of awards described above, the 2001 Plan authorizes certain other awards that may include payments in cash, our common stock, or a combination of cash and common stock. The tax consequences of such awards will depend upon the specific terms of such awards. Generally, however, a participant who receives an award payable in cash will recognize ordinary income, and we will be entitled to a deduction, with respect to such award at the earliest time at which the participant has an unrestricted right to receive the amount of the cash payment. In general, the sale or grant of stock to a participant under the 2001 Plan will be a taxable event at the time of the sale or grant if such stock at that time is not subject to a substantial risk of forfeiture or is transferable within the meaning of Section 83 of the Internal Revenue Code in the hands of the participant. For such purposes, stock is ordinarily considered to be transferable if it can be transferred to another person who takes the stock free of any substantial risk of forfeiture. In such case, the participant will recognize ordinary income, and we will be entitled to a deduction, equal to the excess of the fair market value of such stock on the date of the sale or grant over the amount, if any, that the participant paid for such stock. Stock that at the time of receipt by a participant is subject to restrictions that constitute a substantial risk of forfeiture and that is not transferable within the meaning of Internal Revenue Code Section 83 generally will be taxed under the rules applicable to restricted stock as described above.

Withholding.   In the event that an optionee or other recipient of an award under the 2001 Plan is our employee, we ordinarily will be required to withhold applicable federal income taxes with respect to any ordinary income recognized by such optionee or other award recipient in connection with stock options or other awards under the 2001 Plan.

Certain Additional Rules Applicable to Awards.   The terms of awards granted under the 2001 Plan may provide for accelerated vesting in connection with a change in control. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute “excess parachute payments” under the “golden parachute” provisions of the Internal Revenue Code. Under these provisions, a participant will be subject to a 20% excise tax on any “excess parachute payments” and we will be denied any deduction with respect to such payment.

Under Section 162(m) of the Internal Revenue Code our deduction (including the deduction related to ordinary income recognized by a recipient) for compensation paid to each of our Chief Executive Officer and our other four most highly compensated officers may be limited to $1,000,000 per person annually. Depending upon the nature of the award, all or a portion of the ordinary income attributable to certain awards granted under the 2001 Plan may be included in the compensation subject to such deduction limitation. The Company, however, generally seeks to preserve its ability to claim tax deductions for compensation paid to executives to the extent practicable.

Participation in the 2001 Plan by Executive Officers, Directors and Other Employees; Interest of Certain Persons in Matters to be Acted Upon

Each of our current directors, executive officers and employees is eligible to receive awards under the 2001 Plan. The administrator has the discretion to determine which eligible persons will receive awards under the 2001 Plan, except to the extent that non-employee directors automatically receive non-employee director options in accordance with the 2001 Plan. As a result, and except for the automatic option awards to non-employee directors, the amount and timing of such awards are not determinable at this time. If our stockholders approve Proposal 3, a total of 2,658,841 shares  (as of March 1, 2007) will be available for grant of awards to eligible persons under the 2001 Plan.

Vote Required and Board Recommendation

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting is required to approve the amended and restated 2001 Plan.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF OUR AMENDED AND RESTATED 2001 EQUITY INCENTIVE PLAN.

PROPOSAL 4
APPROVAL OF THE MATERIAL TERMS OF
THE PERFORMANCE GOALS OF THE 2001 PLAN

The Company generally seeks to preserve its ability to claim tax deductions for compensation paid to executives to the greatest extent practicable. Section 162(m) of the Internal Revenue Code limits the Company’s federal income tax deduction for compensation paid in a taxable year to an individual who, on the last day of the taxable year, was (i) the chief executive officer or (ii) among the four other highest compensated executive officers whose compensation is reported in the summary compensation table of the proxy statement. However, “performance-based compensation” is not subject to this deduction limit and is thus fully deductible if certain conditions are met. One of these conditions requires that a previously approved plan be re-approved by the stockholders on a periodic basis (generally every five years) and that a plan be re-approved if the material terms of the performance goals of the plan are modified.

Under the 2001 Plan, the material terms of the performance goals consist of (i) the class of employees eligible to receive compensation under the 2001 Plan, (ii) the criteria on which the performance goals are based, and (iii) the maximum number of shares of the Company’s common stock, or the maximum value of any cash award, that can be awarded under the 2001 Plan to any participant during any calendar year.

This proposal seeks to expand and re-approve the performance goals that may be used by the Compensation Committee in administering the 2001 Plan. Consequently, the Company is seeking stockholder approval of the performance goals of the 2001 Plan so that compensation paid in accordance with the terms of the 2001 Plan continues to be deductible for federal income tax purposes to the extent it is “performance based compensation.”

Class of Eligible Employees

All of our employees are eligible to receive awards under the 2001 Plan. Although Section 162(m) only limits deductibility of compensation paid to the five most highly paid executive officers, we may apply the performance goals to all senior officers in the event that any of them becomes one of the five most highly compensated during the time that they hold an award under the 2001 Plan.

Performance Criteria

Under the 2001 Plan, performance goals used in establishing programs and awards under the 2001 Plan may include the following performance criteria, as amended to include performance criteria relating to  revenues, product measures, market share and market penetration, in each case, individually, alternately or in any combination, applied to either the Company as a whole, a subsidiary or subsidiaries, or to a business unit:

•       cash flow;

•       earnings and earnings per share, including earnings before interest, taxes and amortization;

•       return on equity;

•       total stockholder return;

•       return on capital;

•       return on assets or net assets;

•       aggregate product price and other product measures;

•       market share or market penetration with respect to specific designated products and/or geographic areas;

•       revenues, income or net income;

•       operating income or net operating income;

•       operating margin;

•       return on operating revenue; and/or

•       any similar performance criteria.

Maximum Shares Awarded or Cash Value

The maximum amount payable in cash pursuant to that portion of a Performance Award (as defined in the 2001 Plan) under the 2001 Plan granted for any calendar year to any eligible person that is intended to satisfy the requirements for performance-based compensation under Internal Revenue Code Section 162(m) and the regulations thereunder can not exceed $1,000,000. The 2001 Plan also provides that no employee will be granted any awards (other than Performance Awards payable in cash) with respect to more than 1,800,000 shares of common stock in any one calendar year. These limitations will not apply if not required in order for the compensation attributable to such awards to qualify as performance-based compensation as described in Section 162(m) of the Internal Revenue Code and the regulations issued thereunder.

If stockholder approval of this proposal is not obtained, any further grants we make under the 2001 Plan to our Chief Executive Officer and our four other most highly compensated executive officers shall not be fully deductible for federal tax purposes if, when added to his or her base salary and other payments that are not performance-based compensation for federal income tax purposes, such amounts exceed $1,000,000.

Vote Required and Board Recommendation

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting is required to approve the performance goals under the 2001 Plan.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE PERFORMANCE GOALS UNDER THE 2001 PLAN.

CORPORATE GOVERNANCE

Board of Directors Meetings, Committees of the Board and Related Matters

The Board of Directors currently has a standing Audit, Nominating and Corporate Governance, and Compensation Committee. The Board of Directors and its committees held an aggregate of 27 meetings during the year ended December 31, 2006. All directors attended 75% or more of the aggregate of all meetings of the Board of Directors and its committees, if any, upon which the directors served during the year ended December 31, 2006.

Director Independence

Our Board of Directors has determined that each of Mr. Brown, Mr. Dammeyer, Dr. Harrington, Dr. Polan, Mr. Pulido (Chairman of the Board of Directors) and Mr. Schuler are independent within the meaning of Nasdaq Marketplace Rule 4200(a)(15) as adopted by The Nasdaq Stock Market LLC (“Nasdaq”). Ms. Mason was not deemed to be “independent” because of her employment as our Chief Executive Officer.

Audit Committee

The Audit Committee is responsible for overseeing our accounting and financial reporting processes and the audits of our financial statements. In addition, the Audit Committee assists the Board of Directors in its oversight of our compliance with legal and regulatory requirements. Under the Audit Committee’s written charter, the specific duties of the Audit Committee include, among others: monitoring the integrity of our financial process and systems of internal controls regarding finance, accounting and legal compliance; selecting our independent registered public accounting firm; monitoring the independence and performance of our independent registered public accounting firm; and providing an avenue of communication among the independent registered public accounting firm, our management and our Board of Directors. The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to all of our employees and to the independent registered public accounting firm. The Audit Committee also has the ability to retain, at our expense and without further approval of the Board of Directors, special legal, accounting or other consultants or experts that it deems necessary in the performance of its duties.

The Audit Committee met nine times during 2006. The members of the Audit Committee currently include Mr. Brown (Chairman), Mr. Dammeyer and Dr. Polan. The Audit Committee has been established in accordance with Securities and Exchange Commission rules and regulations, and our Board of Directors has determined that each of Mr. Brown, Mr. Dammeyer and Dr. Polan is independent within the meaning of Nasdaq Rule 4200(a)(15) as well as the enhanced independence standards contained in Nasdaq Rule 4350(d) that relate specifically to members of audit committees. Our Board of Directors has also determined that both Mr. Brown and Mr. Dammeyer qualify as “audit committee financial experts” within the meaning of the Securities and Exchange Commission’s rules and regulations.

Compensation Committee

The Compensation Committee is responsible for assisting the Board of Directors in discharging its responsibilities regarding the compensation of our employees and directors. Under the Compensation Committee’s written charter, the specific duties of the Compensation Committee include, among other matters: reviewing and approving (or recommending to the Board of Directors for approval) corporate goals and objectives relevant to executive compensation; evaluating our executive officers’ performance in light of such goals and objectives; determining (or recommending to the Board of Directors for determination)  the compensation levels of our executive officers based on such evaluations; administering our incentive compensation plans, including our equity-based incentive plans; and making recommendations to our Board of Directors regarding our overall compensation structure, policies and programs.

The Compensation Committee held six meetings during 2006. The members of the Compensation Committee currently include Dr. Polan (Chairperson), Mr. Brown and Mr. Schuler, and our Board of Directors has determined that each of Dr. Polan, Mr. Brown and Mr. Schuler is independent within the meaning of Nasdaq Rule 4200(a)(15).

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for assisting the Board of Directors in identifying qualified individuals to become Board members; to recommend the composition of the Board of Directors and its committees; to monitor and assess the effectiveness of the Board of Directors and its committees; and to perform a leadership role in shaping and monitoring our corporate governance principles. Under the Nominating and Corporate Governance Committee’s written charter, the specific duties of the Nominating and Corporate Governance Committee include, among other matters: identifying, reviewing and recruiting candidates for the Board of Directors for election to the Board; reviewing director candidates recommended by our stockholders; monitoring the independence of current directors and nominees; recommending to the Board of Directors candidates for election or re-election to the Board at each annual meeting of stockholders; and overseeing the periodic evaluation of the Board, its committees and each of our incumbent directors.

The Nominating and Corporate Governance Committee held two meetings during 2006. The Nominating and Corporate Governance Committee currently includes Dr. Harrington (Chairperson), Mr. Pulido and Mr. Schuler. Our Board of Directors has determined that each of Dr. Harrington, Mr. Pulido and Mr. Schuler is independent within the meaning of Nasdaq Rule 4200(a)(15).

Meetings of Non-Management Directors

The non-management members of the Board of Directors regularly meet without any members of management present during regularly scheduled executive sessions of meetings of the Board of Directors.

Communications With the Board of Directors

Our stockholders may communicate with our Board of Directors, a committee of our Board of Directors or an individual director by sending a letter addressed to the Board, a committee or a director c/o Corporate Secretary, Quidel Corporation, 10165 McKellar Court, San Diego, California 92121. All communications will be compiled by our Corporate Secretary and forwarded to the Board of Directors, the committee or the director accordingly.

Director Nominations

The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board of Directors and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating director candidates. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current directors, professional search firms, stockholders or other persons.

Once the Nominating and Corporate Governance Committee has identified a prospective nominee, the Nominating and Corporate Governance Committee will evaluate the prospective nominee in the context of the then current composition of the Board of Directors and will consider a variety of other factors, including the prospective nominee’s business, technology and industry, finance and financial reporting experience, and other attributes that would be expected to contribute to an effective Board of Directors. The Nominating and Corporate Governance Committee seeks to identify nominees who possess a wide range of experience, skills, areas of expertise, knowledge and business judgment. Successful nominees must have a history of superior performance or accomplishments in their professional undertakings and should have the highest personal and professional ethics and values. The Nominating and Corporate Governance Committee evaluates stockholder nominees in the same manner as it evaluates all other nominees.

Our Nominating and Corporate Governance Committee will consider stockholder nominations for directors. A stockholder may propose a person for consideration by the committee by submitting the individual’s name and qualifications, and other information described below, to our Corporate Secretary, Quidel Corporation, 10165 McKellar Court, San Diego, California 92121. The committee will consider each stockholder-recommended candidates at the same time and under the same criteria used to evaluate all other candidates. As described in our Corporate Governance Guidelines, in evaluating the suitability of individuals to serve as members of our Board of Directors, the Board of Directors and Nominating and Corporate Governance Committee consider a number of factors, including: experience at a policy-making level; strategic thinking; depth of understanding of the Company’s industry, including relevant technology; leadership; objectivity; and a general understanding of marketing, financing and other disciplines relevant to the success of a publicly-traded company and sound principles of corporate governance in today’s business environment. The Board of Directors and the Nominating and Corporate Governance Committee evaluate each individual in the context of Board functions as a whole and in light of the then current needs of the Board at that point in time, with the objective of providing independent, diversified and effective representation of the interests of our stockholders.

In addition, stockholders who wish to nominate candidates for election to the Board of Directors at any annual meeting must follow the procedures set forth in our bylaws, including providing timely written notice, in proper form, of the intent to make such a nomination. To be timely, the notice must be received within the time frame discussed below in this Proxy Statement under the heading “Stockholder Proposals.” To be in proper form, the notice must, among other matters, include each nominee’s written consent to serve as a director if elected, a description of all arrangements or understandings between the nominating stockholder and each nominee and information about the nominating stockholder and each nominee. These requirements are further described below under the heading “Stockholder Proposals” and are detailed in our bylaws.

Director Attendance at Annual Meetings

Our Board of Directors has adopted a policy that encourages our directors to attend our annual stockholder meetings. The 2006 annual meeting of stockholders was attended by all seven of our incumbent directors.

Director Compensation

The current compensation and benefit program for non-management directors is designed to achieve the following goals: compensation should fairly pay directors for work required for a company of our size and scope; compensation should align directors’ interests with the long-term interests of our other stockholders; and the structure of the compensation should be simple, transparent and easy for stockholders to understand. The table below on non-employee directors’ compensation includes the following compensation elements:

Annual Cash Retainers

The Non-Executive Chairman of the Board of Directors currently receives an annual cash retainer of $80,000. Each of the other non-employee directors receives an annual cash retainer of $30,000.

The Chairman of our Audit Committee receives an additional annual cash retainer of $15,000. The Chairperson for each of the Board’s other committees receives an additional annual cash retainer of $7,500.

Board and Committee Meeting Attendance Fees

The non-employee directors receive $2,000 per Board meeting attended in person and $2,000 per committee meeting attended in person, but only if the committee meeting is not held on the same day as a Board meeting. Non-employee directors are also reimbursed for expenses incurred in connection with attendance at Board and committee meetings.

The non-employee directors do not receive compensation for the first four telephonic Board and first four telephonic committee meetings that occur during the year (the yearly period from one annual meeting to the next) and receive $1,000 per telephonic Board or committee meeting attended thereafter.

Periodic Equity Awards

The Board of Directors periodically assesses potential equity awards to non-employee directors in lieu of an annual automatic grant of stock options, as contemplated under the 2001 Equity Incentive Plan. The Board of Directors suspended the automatic grants in May 2004.

On May 17, 2006, the Board of Directors approved stock option grants to each of the Company’s non-employee directors as follows:  (i) a grant of 12,442 stock options to the Non-Executive Chairman of the Board (with a Black-Scholes value of approximately $80,000 as of the grant date) and (ii) a grant of 9,331 stock options to each of the Company’s other non-employee directors (with a Black-Scholes value of approximately $60,000 as of the grant date). The stock options vest upon the earlier of (x) immediately prior to the annual meeting of the Company’s stockholders in 2007, or (y) the one-year anniversary of the grant date, or May 17, 2007. In addition, the exercise price for the stock options was equal to the closing price of the Company’s common stock as of the grant date in accordance with the 2001 Equity Incentive Plan. The options have a ten-year term.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Total ($)
Thomas D. Brown	42,500	19,656	30,887	93,043
Thomas A. Glaze**	19,400	19,494	—	38,894
Douglas S. Harrington, M.D.	40,250	19,656	30,887	90,793
Mary Lake Polan, M.D., Ph.D., M.P.H.	40,250	19,656	30,887	90,793
Mark A. Pulido	104,250	19,656	65,193	189,099
Faye Wattleton**	15,600	19,656	—	35,256
Rod F. Dammeyer	32,950	16,134	30,887	79,971
Jack W. Schuler	29,950	16,134	30,887	76,971

**             Mr. Glaze and Ms. Wattleton retired from the Board in May 2006.

(1)          This column reports the amount of cash compensation earned in 2006 for Board service.

(2)          This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year for the fair value of restricted stock awards, in accordance with

SFAS 123(R). Fair value is calculated using the closing price of our common stock on the date of grant, and is expensed ratably over the vesting period.

(3)          This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year for the fair value of stock options to the directors. The fair value was estimated using the Black-Scholes option-pricing model in accordance with SFAS 123(R). The fair value per option granted in 2006 was $6.07, based on assumptions of 4.55 years expected life, expected volatility of 73%, a risk free rate of 4.99% and zero dividend yield.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all our officers, directors and employees. If we grant any waiver, including any implicit waiver, to our principal executive, financial or accounting officers (or persons performing similar functions), we will disclose the nature of such amendment or waiver on our website at www.quidel.com or in a report on Form 8-K in accordance with applicable rules and regulations.

Access to Corporate Governance Documentation and Other Information Available on Our Website

Our Code of Business Conduct and Ethics, the current charters for each of the Audit, Compensation and Nominating and Corporate Governance Committees and the Company’s Corporate Governance Guidelines are accessible via our website at www.quidel.com through the “Investor Relations” link under the heading “Corporate Governance.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of our common stock beneficially owned as of March 7, 2007 by (i) those known to be the beneficial owners of more than five percent (5%) of our outstanding common stock, (ii) each of the present directors and nominees for director, (iii) each of the executive officers named in the Summary Compensation Table herein and (iv) all directors and executive officers as a group. On March 7, 2007, there were 33,052,345 shares of our common stock outstanding.

	Beneficial Ownership of Common Stock(1)(2)
Name	Number of Shares	Percent of Class
Beneficial Owners
Entities affiliated with Larry N. Feinberg(3) Oracle Associates LLC 200 Greenwich Avenue, 3rd Floor Greenwich, CT 06820	3,271,175	9.9%
T. Rowe Price Associates, Inc.(4) 100 E. Pratt Street Baltimore, MD 21202	2,287,200	6.9%
Directors and Nominees for Director
Thomas D. Brown(5)	19,310	*
Rod F. Dammeyer	51,638	*
Douglas S. Harrington, M.D.(6)	27,680	*
Caren L. Mason(7)	514,036	1.5%
Mary Lake Polan, M.D., Ph.D., M.P.H(8)	77,680	*
Mark A. Pulido(9)	77,680	*
Jack W. Schuler(10)	3,147,281	9.5%
Named Executive Officers
Robert J. Bujarski, J.D.(11)	51,375	*
Thomas J. Foley(12)	170,143	*
Paul E. Landers(13)	114,151	*
Mark E. Paiz(14)	362,839	1.1%
All directors and executive officers as a group (11 persons)(15)	4,613,813	13.6%

*                    Less than one percent

       (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Unless otherwise noted, and subject to applicable community property laws, each executive officer and director has sole voting and dispositive power with respect to the shares indicated.

       (2) Shares of common stock subject to options exercisable on or within 60 days of March 7, 2007 are deemed outstanding for computing the number of shares and the percentage ownership of the person holding such options, but are not deeming outstanding for computing the percentage of any other person.

       (3) Based on Amendment No. 4 to Schedule 13G filed with the Securities and Exchange Commission on February 7, 2006 by Oracle Partners, L.P., Oracle Associates, LLC and Larry N. Feinberg in which Mr. Feinburg reported beneficial ownership of 3,271,175 shares of common stock with respect to which he has sole voting and dispositive power of 65,000 shares and shared voting and dispositive power of 3,206,175 shares.

       (4) Based on Amendment No. 4 to Schedule 13G filed with the Securities and Exchange Commission on February 14, 2007 by T. Rowe Price Associates, Inc. and T. Rowe Price Small-Cap Value Fund, Inc. (collectively, “Price Associates”), in which T. Rowe Price Associates, Inc. reported beneficial ownership of 2,287,200 shares of common stock with respect to which T. Rowe Price Associates, Inc. has sole voting power of 203,500 shares and sole dispositive power of 2,287,200 shares. T. Rowe Price Small-Cap Value Fund, Inc. reported sole voting power of 2,080,000 of such shares and no dispositive power. For purposes of the reporting requirements of the Securities and Exchange Commission, Price Associates is deemed to be a beneficial owner of the securities reported above; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

       (5) Includes 5,482 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 7, 2007.

       (6) Includes 12,750 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 7, 2007.

       (7) Includes 291,874 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 7, 2007. Also includes 197,250 restricted shares for which the individual has voting rights, but does not have dispositive power over such shares.

       (8) Includes 62,750 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 7, 2007.

       (9) Includes 62,750 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 7, 2007.

(10) Includes 391,756 shares that are held indirectly by the Schuler Family Foundation and 65,000 shares held indirectly by Mr. Schuler’s spouse. Mr. Schuler disclaims beneficial ownership of the 391,756 shares held indirectly by the Schuler Family Foundation and the 65,000 shares held by his spouse, except to the extent of his pecuniary interest in such shares, if any.

(11) Includes 33,375 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 7, 2007. Also includes 18,000 restricted shares for which the individual has sole voting rights but does not have dispositive power over such shares.

(12) Includes 88,499 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 7, 2007. Also includes 72,000 restricted shares for which the individual has sole voting rights but does not have dispositive power over such shares.

(13) Includes 21,977 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 7, 2007. Also includes 74,553 restricted shares for which the individual has sole voting rights but does not have dispositive power over such shares.

(14) Includes 273,963 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 7, 2007. Also includes 74,553 restricted shares for which the individual has sole voting rights but does not have dispositive power over such shares.

(15) All directors and executive officers as a group, including 853,420 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days of March 7, 2007.

With the exception of information relating to stock options and restricted stock issued by us, all information with respect to beneficial ownership of shares of common stock referred to in this section is based on filings made by the respective beneficial owners with the Securities and Exchange Commission or information provided to us by the beneficial owners.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The core objectives of our executive compensation program are to (1) support our mission, values and corporate strategies by a “pay for performance” philosophy that provides incentives to our executive officers and employees for support of these core principles; (2) align the interests of management with those of our other stockholders; and (3) attract, retain and motivate high quality executives. Towards this goal, our compensation program is designed with the following principles:

•       Provide an opportunity for the Company to communicate to our executive officers and employees our performance expectations and priorities directly through the selection of performance measures on which compensation is based, and calibrate payouts with achievement of those performance measures;

•       Align pay such that management shares in value created from their efforts, and the Company’s compensation expense tracks its profitability and stockholder returns;

•       Balance rewards appropriately between efforts and results;

•       Offer a competitive total compensation opportunity; and

•       Have a significant portion of total compensation paid to our executive officers in equity and dependent upon the achievement of performance goals of the Company.

Our compensation program focuses on both short and long-term results and is composed of three key elements: (1) competitive base salaries, which reflect individual performance and responsibilities, (2) annual cash incentive opportunities, which are a function of the performance of the individual and the Company, and (3) longer-term stock-based incentive opportunities under our equity incentive plans, generally in the form of stock options or restricted stock grants, which link the interests of senior management with our other stockholders. Each of our compensation elements is designed to simultaneously fulfill one or more of our core objectives.

Administration

The Compensation Committee of the Board of Directors administers the Company’s executive compensation programs and approves (or recommends to the Board of Directors for approval) salaries of all officers, including those of the executive officers named in the Summary Compensation Table. The Committee is responsible for reporting to the Board of Directors and administering all other elements of executive compensation, including annual cash incentive, stock option and restricted stock awards.

Compensation Plan Design and Key Elements Used to Achieve Compensation Objectives

The cash components of salary and annual incentive bonus are targeted to be moderate, yet competitive in relation to salaries paid to officers in similar positions in comparable companies. Our longer-term 2006 incentive stock-based awards are entirely performance-based and designed to be at or above median competitive levels based on the responsibilities of the executives, but are only paid if our operational goals are achieved and the executive remains with the Company for the period of vesting, which is generally one to four years (depending on the form of equity). In setting each executive’s compensation, the Committee also considers the scope of the executive’s responsibilities, leadership abilities and effectiveness, and management experience. In addition, the Committee incorporates flexibility into our programs and the assessment process to respond to the evolving business environment. Total compensation therefore has significant variability based on the Company’s success in any given year and the Committee’s assessment of such individual’s contribution to that success.

Design of the compensation program for 2006 was completed with the assistance of Semler Brossy Consulting Group, LLC, an independent outside compensation consultant, engaged directly by the Compensation Committee. The scope of the consultant’s assignment included a review of the competitiveness of the base salaries, annual equity grants and short-term cash incentive programs for the Company’s executives and other officers. The consultant also advised the Compensation Committee on the specific design of our longer-term equity incentive program.

Base Salary

Base salaries are targeted to be moderate, yet competitive in relation to salaries paid to officers in similar positions in comparable companies. With the exception of the Chief Executive Officer, whose performance is reviewed directly by the Board of Directors, performance of all other executive officers is reviewed annually by the Chief Executive Officer in consultation with the Compensation Committee (and/or the Board of Directors).

In 2006, in connection with the setting of the base salary of our executive officers, the Compensation Committee examined survey data for executives with similar responsibilities in comparable companies in the medical and biotechnology industry, using Radford Associates 2005 Executive Compensation Biotechnology Survey, for companies between 150 and 500 employees projected forward for 2006. The base salaries of each of our executive officers were set at the approximate median of such salaries for their positions, taking into account their experience and skills.

Annual Cash Incentive Awards

Our annual cash incentive program provides the potential for receipt of competitive levels of annual incentive cash compensation. Our annual cash incentive compensation program is designed to reward senior management for their contributions to corporate and individual objectives. Under the program to date, each participating officer is entitled to receive a cash bonus based on (1) achievement of certain corporate goals in the particular fiscal year, and (2) the Committee’s evaluation of the executive’s contribution to the Company’s performance. Goals and payouts are calibrated to strike the appropriate balance between being reasonably achievable, and thereby motivating executives, while targeting improved performance. The balance is intended to ensure that the Company receives an appropriate return on its annual incentive investment. The Company performance goals are selected to require sustained performance and results from senior management that are not easily achievable without extra effort from each individual. Each eligible executive’s potential annual award under the annual cash incentive program is expressed as a percentage of base salary earned by the individual during the fiscal year.

Under our annual cash incentive compensation program for 2006, the target bonus for our Chief Executive Officer was 50% of salary, for all participating Senior Vice Presidents, 40% of salary, and for all participating Vice Presidents, 30% of salary. Payout occurred for each executive officer if (1) the Company achieved a 90% or better performance relative to goals that were established for revenue, EBITDA, and achievement of a key strategic imperative, and (2) the Board of Directors or Committee determined that such executive officer had fully met or exceeded individual objectives for such executive. When achievement of goals is greater than 90% but less than 100%, the payout potential falls to 50% of the target. For goal achievement greater than 100%, the target payout increases by 0.5% for every 1% of over-achievement with a maximum of 110% of target at goal achievement of 120% or more. Annual cash incentives are not paid when goal achievement is less than 90%. In addition, half of the target bonus amount is subject to adjustment based on the executive officer’s performance to individual objectives and may pay out in the range of 80% to 150% (on this half of the bonus amount) depending on that individual’s performance. For fiscal year 2006, the Board of Directors, in conjunction with the Compensation Committee, determined that the Company had achieved each of its performance measures for 2006 and each of the executive officers had met their individual objectives.

Longer-term Equity Incentive Awards

Longer-term equity-based incentive awards are intended to align the interests of management with those of the Company’s other stockholders and promote retention of our executives by using continued service as a requirement to receive the value of the awards. The number of stock options and/or shares of restricted stock granted is related to the individual’s level of responsibility and allows executives to share in the value they help create. Generally, the Committee does not consider an executive’s stock holdings or outstanding equity awards in determining the number of equity awards to be granted. The Committee believes that the Company’s executive officers should be fairly compensated each year relative to market pay levels of the Company’s peer group. The Company views longer-term equity incentives as a primary compensation means for retaining executives in a current industry environment that is highly competitive in seeking to recruit executives. In this regard, the Compensation Committee targets longer-term equity grants at the following levels:

•       CEO award is positioned 75% above the median;

•       SVP awards are positioned 15% to 20% above the median; and

•       VP awards are positioned at the median.

In 2006, each of our named executive officers received a grant of stock options and a grant of performance-based restricted stock (“Performance Stock”). Based on our overall compensation philosophy, 70% of the longer-term equity awards vest based on the Company achieving performance metrics that the Committee believes are consistent with industry leading performance (i.e., performance-based restricted stock) and 30% of the longer-term equity awards derive their value from growth in our stock price (i.e., stock options). The stock options granted are time-based and vest proportionally over a four-year period. The Performance Stock vests if the Company achieves annual and three-year performance goals. Two-thirds of the Performance Stock vests based on annual performance with one-third of that amount eligible for vesting each year on the anniversary of the grant date in 2007, 2008 and 2009 if the Company meets or exceeds 90% of the goals set under the annual cash incentive program for that particular year. Similar to the annual cash incentive program, if performance of 90% of the goals is not met, then that portion of the Performance Stock eligible for vesting is forfeited. For the remaining one-third of the Performance Stock, the stock vests on the third anniversary of the grant date if the Company achieves a three-year EBITDA goal determined by the Board of Directors. For example, if an executive received a grant of 27,000 shares in 2006:  18,000 shares (two-thirds of 27,000 shares) would vest at the rate of 6,000 shares per year in fiscal years 2006, 2007 and 2008, if we meet or exceed 90% of the performance goals under the annual cash incentive program for that year, and the remaining 9,000 shares would vest at the end of the three year period if the Company reaches the three-year EBITDA goal. In general and unless expressly provided otherwise in an agreement with the Company, the executive officer must remain employed by the Company through each vesting date for that portion of the option or Performance Stock to vest.

Equity Ownership Guidelines

To further align the interests of our directors and executives with those of our other stockholders, the Board of Directors adopted share ownership guidelines in 2004. Under these guidelines, each non-employee director, the Chief Executive Officer, each Senior Vice President and each Vice President is required to retain and hold 50% of the shares acquired under any equity incentive award granted on or after March 19, 2004 (after subtracting shares sold to pay for option exercise costs, and relevant federal and state taxes which are assumed to be at the highest marginal tax rates). The foregoing share retention rule applies unless such director, the Chief Executive Officer, Senior Vice President or Vice President beneficially owns shares with a value at or in excess of the following share ownership guidelines:

•       Chief Executive Officer—3 times then-current annual base salary

•       Senior Vice Presidents—2 times then-current annual base salary

•       Vice Presidents—1 times then-current annual base salary, and

•       Non-employee directors—2 times then-current annual cash retainer.

The value of an individual’s shares for purposes of the share ownership guidelines shall be deemed the greater of the then-current fair market value of the stock, or the individual’s cost basis in the stock. Shares counted in calculating the share ownership guidelines include shares beneficially owned outright, whether from open market purchases, purchases through the 1983 Employee Stock Purchase Plan, shares retained after option exercises, and shares of restricted stock which have no further restrictions remaining. Directors, the Chief Executive Officer, Senior Vice Presidents and Vice Presidents have five years from their election, hire or promotion to satisfy the share ownership guidelines.

Employment and Severance Agreements

We have entered into change of control agreements with each of our executive officers. We have entered into the change in control agreements in order to foster our executive officers’ objectivity in making decisions with respect to any pending or threatened change in control transaction and to alleviate certain risks and uncertainties with regard to our executive officers’ financial and professional security that might be created by a pending or threatened change in control transaction. In addition, we entered into an employment agreement with Ms. Mason on August 20, 2004 upon her joining us. The details of the change in control agreements and any employment or severance arrangements entered into with our executive officers are provided under “Employment, Change in Control and Severance Arrangements” below in this Proxy Statement.

Tax Deductibility of Compensation

As discussed above, Section 162(m) of the Internal Revenue Code imposes a $1,000,000 limit on the amount that a public company may deduct for compensation paid to the company’s CEO or any of the company’s four other most highly compensated executive officers who are employed as of the end of the year. This limitation does not apply to compensation that meets the requirements under Section 162(m) for “qualifying performance-based” compensation (i.e., compensation paid only if the performance meets pre-established objective goals based on performance criteria approved by stockholders). The Compensation Committee does not currently anticipate that the compensation of any executive officer during fiscal 2006 will materially exceed the limit on deductibility imposed by Section 162(m) of the Internal Revenue Code.

Stock Option Grant Practices

As described above, the Company uses stock options as part of its overall compensation program. The stock option awards provide individuals with the right to purchase a specified number of shares of the Company’s stock at a specific price. The Company sets the exercise price of the stock options that it awards at or above the closing price of the Company’s stock on the grant date. Accordingly, the option grant will have value to the individual only if he or she continues in our service during the vesting period and then generally only if the market price of the underlying shares of common stock appreciates over the option term.

Awards of equity-based compensation to our executive officers, such as options, are determined and approved by the Board of Directors or the Compensation Committee. Equity grants are typically made at the time of hire for executives and then annually as part of the overall executive compensation review. The specific terms of the awards are determined based on the position of the individual in the organization and performance over the past year.

New hire grants are approved by the Board of Directors or the Compensation Committee when the executive’s hire is approved, with the actual option grant issued on the first date of employment and the exercise price of such options being set at the closing price of the Company’s common stock on that date. Annual performance grants made as part of the overall executive compensation review are made as of the date of Board or Committee approval. This typically occurs prior to the end of the first quarter, with grants effective on the date of Board or Committee approval and at a price at or above the closing price on the grant date.

Options granted to the Company executives typically vest over a four-year period, with the first 25% vesting after one year and the remaining options vesting quarterly over the remaining three years. Generally, vesting ends when employment ends and the executive has 90 days following the end of employment within which to exercise any vested stock options.

Perquisites and Other Benefits

The Committee believes that the named executive officers should participate in the same benefit programs as the Company’s other employees and that special executive perquisites should be minimal. Consistent with this philosophy, the named executive officers participate in the Company’s employee benefit plans on the same terms as other employees. These plans include medical and dental insurance, disability coverage, life insurance and the 401(k) Plan.

Compensation of the Chief Executive Officer

Our Chief Executive Officer participates in the same executive compensation program provided to our other executive officers and senior management as described above. The Compensation Committee’s approach to setting compensation for the Chief Executive Officer is to be competitive with comparable companies and to have a significant portion of total compensation depend upon the achievement of performance goals for the Company.

Based on the evaluation and assessment of the Company and Ms. Mason’s performance relative to achievement of 2006 goals, Ms. Mason was awarded a cash bonus of $231,750 in March 2007 for 2006 performance. In March 2006, Ms. Mason’s base salary was increased to $450,000, which represented a 5.9% increase over her 2005 base salary. In addition and based on the determination of achievement of 2006 goals, restrictions covering the grant of 18,000 shares of Performance Stock awarded Ms. Mason under our 2006 longer-term equity incentive program, as more fully described above, lapsed in March 2007. In February 2007, the Board of Directors set Ms. Mason’s base salary for 2007 at $468,000.

In addition, under the terms of Ms. Mason’s employment agreement, as an inducement for Ms. Mason to join us, Ms. Mason was granted a cash performance bonus that provides for a minimum payout of $250,000, a maximum of $750,000, and a target of $500,000, based on the performance of Ms. Mason over the three year period ending December 31, 2007, as determined by the Compensation Committee (the “LTIB”). Provided that Ms. Mason remains employed by us, the LTIB will be paid in cash at the end of such three year period and at the same time bonuses are generally paid to our executive officers for the calendar year ending December 31, 2007, but not later than April 30, 2008.

2006 Compensation of the Other Named Executive Officers

In determining the compensation for Messrs. Paiz, Foley, Landers and Bujarski for 2006, overall performance of the Company, as well as individual achievements, were assessed against the performance objectives and metrics established in the first quarter of 2006. In March 2006, base salaries were increased for each of Messrs. Paiz, Foley, Landers and Bujarski to $332,800, $272,900, $266,700 and $247,500, respectively. Cash bonuses were paid in March 2007 for 2006 performance in the following amounts: $139,776, $124,016, $109,180 and $87,265 for Messrs. Paiz, Foley, Landers and Bujarski, respectively.

Further, based on the evaluation of both Company and individual performance and in connection with our 2006 longer-term equity incentive awards as described above, restrictions covering the grant of certain 2006 Performance Stock lapsed in March 2007 as follows: 6,000 shares for each of Messrs. Paiz, Foley and Landers, and 4,000 shares for Mr. Bujarski.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total($)
Caren L. Mason President & CEO	2006	445,192	426,448	278,480	231,750	8,266	1,390,136
Robert J. Bujarski SVP, General Counsel and Corporate Secretary(6)	2006	246,106	57,232	73,577	87,265	7,086	471,266
Thomas J. Foley Chief Technology Officer	2006	264,258	151,230	146,218	124,016	13,903	699,625
Paul E. Landers SVP, Finance & Administration and CFO(7)	2006	271,421	166,531	205,036	109,180	9,191	761,359
Mark E. Paiz Chief Operating Officer	2006	330,338	166,531	168,730	139,776	7,287	812,662

(1)          The amounts shown include cash compensation the executive officers earned and received or which was deferred pursuant to our 401(k) Plan. Cash payments as a percentage of total compensation was 48.8% for Ms. Mason, 70.8% for Mr. Bujarski, 50.7% for Dr. Foley, 55.1% for Mr. Landers, and 58.0% for Mr. Paiz.

(2)          This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year for the fair value of restricted stock awards of each of the named executives in accordance with SFAS 123(R). The performance stock granted in 2006 is subject to performance conditions, as described under “Longer-term Equity Incentive Awards” in the “Compensation Discussion and Analysis” section. Restricted stock awards are valued based on the closing share price on the date of grant less the per share purchase price paid by the grantee or at a later date if specific performance criteria have not been communicated until such later date. A portion of the restricted stock awards granted in 2006 are based on criteria to be determined at a future date and valuation and associated expense under SFAS 123(R) will not take place until that time. Forfeitures of restricted stock awards included 24,471 of shares forfeited as part of the employment agreement with Mr. Landers, signed in December 2006. For additional information with respect to the 2006 grants, refer to Note 5 of our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission. These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that may be received by the named executive officers.

(3)          This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2006 fiscal year for the fair value of stock options for each of the named executives in accordance with SFAS 123(R). Pursuant to rules of the Securities and Exchange Commission, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to the 2006 grants, refer to Note 5 of our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission. See the Grants of Plan-Based Awards Table for information on options granted in 2006. These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that may be received by the named executive officers.

(4)          For 2006 performance, cash bonuses were earned in accordance with the Company’s 2006 incentive compensation program and are included in this column. These bonuses were paid in March 2007.

(5)          During the year ended December 31, 2006, (a) we made contributions under our 401(k) Plan for Ms. Mason, Mr. Bujarski, Dr. Foley, Mr. Landers, and Mr. Paiz, and (b) we funded a group term life insurance plan providing life insurance in an amount equal to two times the executive officer’s annual salary, a benefit that is provided to all employees. We began making contributions to executive officers’ accounts under the 401(k) Plan in July 1999. Amounts related to these contributions and this life insurance plan for Ms. Mason, Mr. Bujarski, Dr. Foley, Mr. Landers, and Mr. Paiz were as follows:

Components of All Other Compensation

	401(k) contributions ($)	Group Term Life Insurance Premiums ($)
Caren L. Mason	6,600	1,666
Robert J. Bujarski	6,600	486
Thomas J. Foley	6,600	7,303
Paul E. Landers	6,600	2,591
Mark E. Paiz	6,600	687

(6)          Title reflects the promotion of Mr. Bujarski, to the position of Senior Vice President, General Counsel and Corporate Secretary, effective March 5, 2007.

(7)          As previously announced, Mr. Landers retired from the Company effective March 31, 2007. In December 2006, the Company entered into an agreement with Mr. Landers in which the vesting on a portion of his outstanding equity grants was accelerated as of his retirement date. This will result in stock compensation expense of approximately $467,000, most of which will be recognized in the first quarter of 2007.

Grants of Plan-Based Awards in Fiscal Year 2006

		Estimated Possible Payouts Under			Estimated Future			All Other Option Awards: Number of	Exercise Base	Grant Date
		Non-Equity Incentive Plan			Payouts Under			Securities	Price of	Fair Value
Name and		Awards(1)			Equity Incentive Plan Awards(2)			Underlying	Option	of Stock
Principal		Threshold	Target	Maximum	Threshold	Target	Maximum	Options	Awards	and Option
Position	Grant Date	($)	($)	($)	(#)	(#)	(#)	(#)(3)	($/sh)(4)	Awards(5)
Caren L. Mason	3/21/2006	—	—	—	54,000	59,400	81,000	42,500	12.23	1,312,930
President & CEO	3/21/2006	101,250	225,000	326,250	—	—	—
Robert J. Bujarski	3/21/2006	—	—	—	12,000	13,200	18,000	11,000	12.23	303,588
SVP, General Counsel	3/21/2006	33,421	74,268	117,591	—	—	—
and Corporate
Secretary
Thomas J. Foley	3/21/2006	—	—	—	18,000	19,800	27,000	16,500	12.23	455,383
Chief Technology	3/21/2006	49,131	109,180	163,770	—	—	—
Officer
Paul Landers SVP,	3/21/2006	—	—	—	18,000	19,800	27,000	16,500	12.23	455,383
Finance &	3/21/2006	48,006	106,680	160,020	—	—	—
Administration
and CFO(6)
Mark E. Paiz	3/21/2006	—	—	—	18,000	19,800	27,000	16,500	12.23	455,383
Chief Operating	3/21/2006	59,904	133,120	199,680	—	—	—
Officer

(1)                These columns show the potential value of the payout for each named executive officer under the 2006 cash incentive program if the threshold, target or maximum goals were satisfied for all performance measures. The business measurements, performance goals and salary and bonus multiples for determining the payout are described in the “Compensation Discussion and Analysis” section. As reflected in the Summary Compensation Table, non-equity incentives were paid for 2006 performance. See discussion of the performance criteria and target amounts for the annual cash incentive awards under “Annual Cash Incentive Awards” in the “Compensation Discussion and Analysis” section.

(2)                These columns show the potential value of the payout for each named executive officer under our performance-based stock awards if the threshold, target or maximum goals are satisfied for all performance measures. The potential payouts are performance-driven and therefore completely at risk. The lapse of restrictions covering two-thirds of the total number of shares of these performance awards is tied to the achievement of annual performance targets for the Company over a three-year period. The performance-based stock awards are described in greater detail in the “Compensation Discussion and Analysis” section. Our executive officers pay $0.01 for each share of restricted stock.

(3)                This column shows the number of stock options granted in 2006 to the named executive officer. These options vest and become exercisable ratably over four years, with one quarter of the award vesting on the one-year anniversary of the grant date and the remaining vesting quarterly thereafter through the remaining four-year vesting period.

(4)                This column shows the exercise price for the stock options granted, which was the closing price of our common stock on March 21, 2006, the date that the Board of Directors approved the option grants.

(5)                This column shows the full grant date fair value of stock options and Performance Stock under SFAS 123(R) granted to the named executive officers in 2006. Generally, the full grant date fair value is the amount that the Company would expense in its financial statements over the award’s vesting schedule, unless the named executive leaves the Company or certain performance goals are not met. For Performance Stock, fair value is calculated using the closing price of our common stock on the grant date. For stock options, fair value is calculated using the Black Scholes value on the grant date. For additional information on the valuation assumptions, refer to Note 5 of our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission. These amounts reflect the Company’s accounting expense, and do not correspond to the actual value that may be received by the named executive officers.

(6)                As previously announced, Mr. Landers retired from the Company effective March 31, 2007. In December 2006, the Company entered into an agreement with Mr. Landers in which the vesting on a portion of his outstanding equity grants was accelerated as of his retirement date. This will result in stock compensation expense of approximately $467,000, most of which will be recognized in the first quarter of 2007.

Outstanding Equity Awards at 2006 Fiscal Year-End

The following table provides information on the holdings of stock option and restricted stock awards by the named executive offices as of December 31, 2006. This table includes unexercised and unvested stock options, unvested restricted stock awards, or restricted stock awards with performance conditions that have not yet been satisfied. Each equity grant is shown separately for each named executive officer. The vesting schedule for each grant is shown following this table, based on the option or stock award grant date. The market value of the stock awards is based on the closing market price of our common stock as of December 31, 2006, which was $13.62. The restricted stock awards granted on March 21, 2006 are subject to specified performance objectives over the performance period, with two-thirds tied to annual revenue, EBITDA and a strategic imperative and one third tied to a three-year EBITDA target. For additional information about the option awards and stock awards, see the description of “Longer-term Equity Incentive Awards” in the “Compensation Discussion and Analysis” section.

		Option Awards(1)				Stock Awards
Name and Principal Position	Option Grant Date)	Number of Securities Underlying Unexercised Options— Exercisable (#)	Number of Securities Underlying Unexercised Options— Unexercisable (#)	Option Exercise Price($)	Option Expiration Date	Stock Award Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested($)	Equity Incentive Plan Awards— Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards— Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Caren L. Mason	8/20/2004	253,125	196,875	3.4600	8/20/2014	5/19/2005	(3)	—	—	116,250	1,583,325
President & CEO	3/21/2006	—	42,500	12.2300	3/21/2016	3/21/2006	(4)	—	—	81,000	1,103,220
Robert Bujarski	7/18/2005	21,875	48,125	6.6400	7/18/2015	3/21/2006	(4)	—	—	18,000	245,160
SVP, General	3/21/2006	—	11,000	12.2300	3/21/2016
Counsel and
Corporate Secretary
Thomas J. Foley	11/8/2004	75,000	75,000	5.8500	11/8/2014	5/19/2005	(3)	—	—	45,000	612,900
Chief Technology	3/21/2006	—	16,500	12.2300	3/21/2016	3/21/2006	(4)	—	—	27,000	367,740
Officer
Paul E. Landers	2/28/2003	3,125	3,125	3.1500	2/28/2013	3/19/2004	(2)	—	—	2,553	34,772
SVP, Finance &	2/28/2003	3,125	3,125	3.9375	2/28/2013	5/19/2005	(3)	—	—	45,000	612,900
Administration	4/14/2003	3,126	6,250	3.9900	4/14/2013	3/21/2006	(4)	—	—	27,000	367,740
and CFO	3/19/2004	4,453	11,132	7.5000	3/19/2014
	7/21/2004	6,250	43,750	3.7000	7/21/2014
	3/21/2006	—	16,500	12.2300	3/21/2016
Mark E. Paiz	8/30/1999	50,000	—	3.2813	8/30/2009	3/19/2004	(2)	—	—	2,553	34,772
Chief Operating	6/7/2000	9,375	—	6.8750	6/7/2010	5/19/2005	(3)	—	—	45,000	612,900
Officer	2/16/2001	15,000	—	4.8125	2/16/2011	3/21/2006	(4)	—	—	27,000	367,740
	8/30/2001	10,000	—	4.9800	8/30/2011
	2/22/2002	10,000	—	5.7000	2/22/2012
	2/28/2003	14,062	938	3.1500	2/28/2013
	2/28/2003	14,062	938	3.9375	2/28/2013
	4/14/2003	43,750	6,250	3.9900	4/14/2013
	3/19/2004	24,488	11,132	7.5000	3/19/2014
	7/21/2004	56,250	43,750	3.7000	7/21/2014
	3/21/2006	—	16,500	12.2300	3/21/2016

(1)                Stock options are service based and vest over four years. The first 25% vests on the first anniversary of grant and the remaining options vest quarterly in equal increments over the remainder of the four-year vesting period.

(2)                Stock awards granted in 2004 are service based and restrictions lapse over four years. The first 25% lapsed on the first anniversary of grant and the restrictions on the remaining shares lapse quarterly in equal increments through the remainder of the four-year vesting period.

(3)                Stock awards granted in 2005 are service based and restrictions on 50% of the shares lapse 25% on each anniversary of grant over a four-year period, and the restrictions on the remaining 50% of the shares have a four-year cliff provision with the possibility for acceleration of the removal of restrictions for 25% of this half of the grant annually upon the achievement of certain annual revenue, EBITDA and strategic goals set by the Board of Directors.

(4)                Stock awards granted in 2006 vest based on meeting specific performance goals as described under “Longer-term Equity Incentive Awards” in the “Compensation Discussion and Analysis” section.

Option Exercises and Stock Vested in Fiscal Year 2006

	Option Awards		Stock Awards
Name and Principal Position	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(6)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(7)
Caren L. Mason	—	—	19,375	188,325
President & CEO(1)			19,375	188,325
Robert J. Bujarski SVP,	—	—	—	—
General Counsel and Corporate Secretary(2)
Thomas J. Foley	—	—	7,500	72,900
Chief Technology Officer(3)			7,500	72,900
Paul E. Landers	9,375	82,969	511	5,963
SVP, Finance &	2,875	23,180	511	6,893
Administration	69,192	493,796	510	5,064
and CFO(4)	2,876	20,316	7,500	72,900
	34,375	277,148	7,500	72,900
	34,375	304,219	511	7,174
	313	1,999
	5,773	41,200
	72,159	513,050
	17,124	137,403
	50,000	415,000
	20,035	91,893
	19,842	158,934
	3,658	29,301
	6,500	52,406
	4,687	29,934
Mark E. Paiz	—	—	511	6,893
Chief Operating			7,500	72,900
Officer(5)			7,500	72,900
			510	5,064
			511	5,963
			511	7,174

(1)          During 2006, restrictions lapsed with respect to 38,750 shares of restricted stock held by Ms. Mason. The market price for our common stock on the date of vesting was $9.73 per share.

(2)          During 2006, Mr. Bujarski did not exercise any stock options and no restrictions lapsed on his restricted stock.

(3)          During 2006, restrictions lapsed with respect to 15,000 shares of restricted stock held by Mr. Foley. The market price for our common stock on the date of vesting was $9.73 per share.

(4)          During 2006, restrictions lapsed with respect to 17,043 shares of restricted stock held by Mr. Landers. The market price for our common stock on the dates of vesting ranged from $9.73 to $14.05 per share. Mr. Landers exercised 353,159 stock options from September 12, 2006 to September 13, 2006, with exercise prices ranging from $3.15 to $7.50 and market prices ranging from $12.00 to $12.09.

(5)          During 2006, restrictions lapsed with respect to 17,043 shares of restricted stock held by Mr. Paiz. The market price for our common stock on the dates of vesting ranged from $9.73 to $14.05 per share.

(6)          The value realized on exercise equals the intrinsic value of the exercise which is the gain realized in the difference from the market price of the shares sold and the exercise price of the shares purchased.

(7)          The value realized on vesting equals the closing price of the Company’s common stock on the vesting date (the date the restrictions lapsed) multiplied by the number of shares with respect to which restrictions lapsed on such date.

Employment, Change in Control and Severance Arrangements

Caren L. Mason joined us on August 20, 2004 as President and Chief Executive Officer and as a member of our Board of Directors. Upon the commencement of her employment, Ms. Mason entered into a written employment agreement with us. Under the agreement, her minimum base salary is $415,000 per annum, subject to adjustment upward by the Board of Directors, plus an annual bonus to be determined by the Board of Directors based on attainment of goals set by the Board of Directors with a target of 50% of Ms. Mason’s base salary. In addition, Ms. Mason is entitled to a cash performance bonus based on a three-year period, commencing January 1, 2005 and ending December 31, 2007, which will be paid at the end of the three-year period based on attainment of goals set by the Board of Directors. Also, as a provision of Ms. Mason’s change in control and stock option agreements, all of Ms. Mason’s stock options would vest immediately upon a change in control irrespective of termination of employment. At the time of commencement of Ms. Mason’s employment, Ms. Mason received a $50,000 bonus and a stock option grant of 450,000 shares.

Under her employment agreement, Ms. Mason is an “at-will” employee, which means that either Ms. Mason or we may terminate Ms. Mason’s employment at any time and for any reason. However, and except in the context of a change in control, if we terminate Ms. Mason’s employment with us without cause or she terminates her employment for good reason (as such terms are defined in her employment agreement), she is entitled to a severance payment equal to 18 months of her then base salary, a pro-rated portion of her bonus, and payment of insurance premiums for a period of 18 months following termination. In addition, our Board of Directors is required to consider whether vesting of Ms. Mason’s stock options will be accelerated. Amounts payable to Ms. Mason upon a change in control of the Company are generally governed by her change in control agreement, effective as of August 20, 2004, which is described below.

Messrs. Bujarski, Foley, Landers, and Paiz are each “at will” employees who are employed through individual offer letters that provide for, among other matters: (i) a minimum base salary, currently of $275,000, $278,700, $272,950 and $346,110 per annum, respectively; (ii) an annual bonus in accordance with the Company’s bonus plan; and (iii) certain options to purchase shares of the Company’s common stock at an exercise price equal to the fair market value of the Company’s common stock on the date of grant with vesting of such options at 25% on the first anniversary of the grant date with the remaining 75% vesting quarterly over the next three years. The option awards were issued under and are governed by the terms and conditions of the 2001 Equity Incentive Plan. In addition, except in the context of a change of control, if we terminate Mr. Bujarski’s employment without cause, he is entitled to a severance payment equal to six months of his annual salary.

Each of Ms. Mason, Mr. Bujarski, Dr. Foley, Mr. Landers and Mr. Paiz has entered into a change in control agreement with us, which provides for the payment of severance benefits in the event of termination of employment in connection with a change in control of the Company. The severance benefits are payable to Ms. Mason, Mr. Bujarski, Dr. Foley, Mr. Landers and Mr. Paiz if their respective employment with us is terminated within 30 days prior to or three years following a change in control, unless terminated for cause or the termination is the result of a voluntary resignation (which does not include resignations stemming from a material adverse change in responsibilities, status, compensation, authority or location of work place) or their death or disability. As a provision to Ms. Mason’s change in control and stock option agreement, all of Ms. Mason’s options would vest immediately irrespective of termination of employment.

The severance benefits under the change in control agreements generally consist of a lump sum cash payment equal to two times the sum of (i) such executive’s highest annual salary rate within the three year period ending on the date of termination plus (ii) an amount equal to the annualized average of all bonuses and incentive compensation payments paid to the executive during the two year period immediately before the date of termination. In addition, the change in control agreements provide for: payment of $25,000 to help pay defray the legal fees, tax and accounting fees and other costs associated with transitional matters; continued coverage for two years under our group medical insurance, group dental insurance, group-term life insurance and disability insurance programs unless and to the extent the executive obtains concurrent coverage through another program in which case our coverage will be terminated or reduced as applicable; and immediate vesting and exercisability of any and all unvested stock options and restricted stock of the executive (unless previously waived or otherwise expressly agreed to by the executive). The change in control agreement for Ms. Mason was effective as of August 20, 2004, for Mr. Bujarski as of March 5, 2007, for Dr. Foley as of November 8, 2004, for Mr. Landers as of February 27, 2003, and for Mr. Paiz as of April 13, 2003.

As previously announced on September 7, 2006, Mr. Landers notified the Company of his intention to retire, effective March 31, 2007. In connection with Mr. Landers’ anticipated retirement, we entered into an agreement with Mr. Landers, dated December 29, 2006, confirming the parties’ understandings as to Mr. Landers’ employment prior to his retirement and each party’s commitments and obligations on and after Mr. Landers’ retirement. Under this agreement, Mr. Landers remained an “at-will” employee of, and continued full-time employment with, the Company through his retirement date. Mr. Landers’ salary and employee benefits continued at the same level as in effect at the time of entering into the agreement through his retirement date. Further, under the agreement and post-retirement, Mr. Landers has agreed to provide up to 20 hours per month for telephonic consultations for the Company’s benefit through the period ending December 31, 2007. In addition, Mr. Landers has agreed (i) through December 31, 2007, not to engage in any capacity with a company in the U.S. or Japan that is in the business of developing and/or commercializing rapid diagnostic tests in infectious diseases, reproductive health, oncology or fecal occult blood testing, and (ii) through December 31, 2008, not to solicit the employment of any current or former employee, contractor, supplier or consultant of the Company or encourage any such person to terminate, limit or restrict their relationship with the Company. In exchange for the foregoing and other consideration under the agreement, upon Mr. Landers’ retirement date (i) Mr. Landers’ outstanding stock options were automatically vested if and to the extent such options would have vested in the normal course of business had his employment with the Company continued until December 31, 2007, and (ii) the restrictions on all outstanding shares of Mr. Landers’ restricted stock automatically lapsed if and to the extent such restrictions would have lapsed in the normal course of business had his employment with the Company continued until December 31, 2007.

Potential Post-Employment Payments

Our named executive officers have employment, severance and/or change of control agreements with us. The table below illustrates the compensation that would be payable by the Company to each named executive in the event of a change-in-control of the Company or a termination of the named executive officer’s employment with the Company for various described reasons, sometimes referred to in this section as a “triggering event.” In accordance with applicable rules of the Securities and Exchange Commission, the following discussion assumes:

•       that the triggering event in question, the death, disability, change-in-control or termination, occurred on December 29, 2006, the last business day of 2006; and

•       the calculations provided below are based on the closing market price of our common stock as of the last business day of 2006, which was $13.62.

In addition, in connection with any actual termination of employment, the Board of Directors or the Compensation Committee may determine to enter into an agreement providing additional benefits or amounts, or altering the terms of benefits described below, as deemed appropriate by the Compensation Committee or the Board of Directors. The actual amounts that would be paid upon a named executive officer’s termination of employment can only be determined at the time of such executive’s separation from the Company. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be higher or lower than reported below. Factors that could affect these amounts include our stock price at the time of termination and determinations by our Board of Directors.

Name and Principal Position	Potential Executive Benefits and Payments	Voluntary Termination Total ($)	Retirement Total ($)	Involuntary, Not For Cause or Voluntary, Good Reason Termination Total ($)	Involuntary, For Cause Termination Total ($)	Change in Control (Qualifying Termination) Total $
Caren L. Mason	Base Salary(1)	—	—	675,000	—	900,000
President & CEO	Short-term Incentive Bonus(2)	—	—	—	—	481,750
	Long-term Incentive Bonus(3)	—	—	—	—	250,000- 750,000
	Equity
	Restricted Stock Awards
	Unvested and accelerated(4)	—	—	—	—	2,684,573
	Stock Options
	Unvested and accelerated	—	—	—	—	2,059,325
	Healthcare, Life &
	Disability(6)	—	—	—	—	23,446
	Accrued Vacation Pay(7)	34,615	34,615	34,615	34,615	34,615
	Other Payments(8)	—	—	—	—	25,000
Robert J.	Base Salary(1)	—	—	137,500	—	495,120
Bujarski	Short-term Incentive Bonus(2)	—	—	—	—	126,576
SVP, General	Equity
Counsel and	Restricted Stock Awards
Corporate Secretary(5)	Unvested and accelerated(4)	—	—	—	—	244,980
	Stock Options
	Unvested and accelerated	—	—	—	—	351,203
	Healthcare, Life and Disability(6)	—	—	—	—	23,206
	Accrued Vacation Pay(7)	19,043	19,043	19,043	19,043	19,043
	Other Payments	—	—	—	—	25,000
Thomas J. Foley	Base Salary(1)	—	—	—	—	533,400
Chief Technology Officer	Short-term Incentive Bonus(2)	—	—	—	—	219,266

	Equity
	Restricted Stock Awards
	Unvested and accelerated(4)	—	—	—	—	979,920
	Stock Options
	Unvested and accelerated	—	—	—	—	605,685
	Healthcare, Life &
	Disability(6)	—	—	—	—	35,846
	Accrued Vacation Pay(7)	20,515	20,515	20,515	20,515	20,515
	Other Payments(8)	—	—	—	—	25,000
Paul E. Landers	Base Salary(1)	—	—	—	—	545,900
SVP, Finance & Administration	Short-term Incentive Bonus(2)	—	—	—	—	199,254
and CFO	Equity
	Restricted Stock Awards
	Unvested and accelerated(4)	—	—	—	—	979,200
	Stock Options
	Unvested and accelerated	—	—	—	—	648,227
	Healthcare, Life &
	Disability(6)	—	—	—	—	24,646
	Accrued Vacation Pay(7)	20,996	20,996	20,996	20,996	20,996
	Other Payments(8)	—	—	—	—	25,000
Mark E. Paiz	Base Salary(1)	—	—	—	—	665,600
Chief Operating Officer	Short-term Incentive Bonus(2)	—	—	—	—	261,376
	Equity
	Restricted Stock Awards
	Unvested and accelerated(4)	—	—	—	—	979,920
	Stock Options
	Unvested and accelerated	—	—	—	—	604,153
	Healthcare, Life &
	Disability(6)	—	—	—	—	23,446
	Accrued Vacation Pay(7)	25,600	25,600	25,600	25,600	25,600
	Other Payments(8)	—	—	—	—	25,000

(1)          This amount is paid in one lump sum upon termination or three annual payments, at the election of the executive officer.

(2)          This amount represents two times the average bonus earned for 2005 and 2006, which were paid in March 2006 and March 2007. This amount is paid in one lump sum upon termination or three annual payments, at the election of the executive officer.

(3)          This is the range of the potential payout under Ms. Mason’s long term incentive bonus plan as described in “Compensation of the Chief Executive Officer” in the “Compensation Discussion and

Analysis” section. Payout under the various triggering events are at the discretion of the Board of Directors.

(4)          This represents the value of restricted stock awards if acceleration of all awards were approved by the Board of Directors upon the triggering event. The officers have waived their right to automatic acceleration of the restrictions relating to certain restricted shares, however, the restrictions on such shares may be accelerated at the discretion of the Board of Directors.

(5)          Compensation information for Mr. Bujarski is based on his promotion to Senior Vice President, General Counsel and Corporate Secretary, effective March 5, 2007. In connection with the promotion and effective March 5, 2007, the board approved an increase in annual base salary for Mr. Bujarski to $275,000.

(6)          For two years, coverage is continued under our group medical insurance, group dental insurance, group-term life insurance and disability insurance programs unless and to the extent the executive obtains concurrent coverage through another program in which case our coverage will be terminated or reduced as applicable.

(7)          Payable in one lump sum upon termination.

(8)          Each executive officer’s change in control agreement provides for payment of $25,000 to help pay defray the legal fees, tax and accounting fees and other costs associated with transitional matters.

Securities Available for Issuance Under our Equity Compensation Plans

The following table provides information with respect to our equity compensation plans as of December 31, 2006, which plans were as follows: the 1983 Employee Stock Purchase Plan; the 1990 Employee Stock Option Plan; the 1996 Non-Employee Director Plan; the 1998 Stock Incentive Plan and the Amended and Restated 2001 Equity Incentive Plan. The 1990 Employee Stock Option Plan, the 1996 Non-Employee Director Plan and the 1998 Stock Incentive Plan have been terminated, and thus no additional awards will be made under such plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	2,033,546	(1)	$5.88	933,069	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	2,033,546	(1)	$5.88	933,069	(2)

(1)          Excludes 602,512 shares of restricted stock issued at a purchase price of $0.01 under our 2001 Equity Incentive Plan.

(2)          Includes (i) 174,684 shares of common stock available for issuance under our 1983 Employee Stock Purchase Plan and (ii) 758,385 shares of common stock available for issuance, as of December 31, 2006, under our 2001 Equity Incentive Plan, pursuant to which incentive stock awards may be granted, including restricted stock.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed the Compensation Discussion and Analysis and discussed that analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and this Proxy Statement. This report is provided by the following independent directors, who comprise the Compensation Committee:

Compensation Committee

Mary Lake Polan, M.D., Ph.D., M.P.H. (Chairperson)
Thomas D. Brown
Jack W. Schuler

AUDIT COMMITTEE MATTERS

Report of the Audit Committee of the Board of Directors

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2006 with management, including a discussion of the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee has discussed and reviewed with our independent registered public accounting firm all matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees), as may be modified or supplemented. The Audit Committee has met with the independent registered public accounting firm to discuss the overall scope and plans for the independent registered public accounting firm’s audit, the results of its examinations, its evaluations of our internal controls and the overall quality of our accounting and financial reporting. The Audit Committee also discussed with the independent registered public accounting firm its judgments as to the substance and clarity, not just the acceptability, of our accounting principles and financial statement disclosures. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to us is compatible with the independent registered public accounting firm’s independence.

The Audit Committee also reviewed management’s report on its assessment of the effectiveness of our internal control over financial reporting and Ernst & Young LLP’s report on (1) management’s assessment regarding the effectiveness of the internal control over financial reporting and (2) the effectiveness of internal control over financial reporting.

The Audit Committee has received from the independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and us that might bear on the independent registered public accounting firm’s independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, discussed with the independent registered public accounting firm any relationships that may impact its objectivity and independence, and has satisfied itself as to the independent registered public accounting firm’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2006.

Audit Committee

Thomas D. Brown, (Chairman)
Rod F. Dammeyer
Mary Lake Polan, M.D., Ph.D., M.P.H.

Independent Registered Public Accounting Firm

Our Audit Committee retained Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2006. Set forth below are the aggregate fees paid or accrued for audit and other professional services rendered by our independent registered public accounting firm for the fiscal years ended December 31, 2006 and 2005.

	Fiscal Years Ended December 31,
	2006	2005
Audit fees(1)	$790,059	$828,445
Audit-related fees(2)	4,131	7,500
Tax fees(3)	174,532	216,615
All other fees	—	—
Total fees	$968,722	$1,052,560

(1)          Audit fees represent fees for professional services provided in connection with the audit of our financial statements, review of quarterly financial statements, audit of compliance under Section 404 of the Sarbanes-Oxley Act of 2002, and services provided in connection with statutory and regulatory filings.

(2)          Audit-related fees consisted primarily of accounting consultation.

(3)          For fiscal years 2006 and 2005, respectively, tax fees primarily included tax compliance fees of $151,802 and $194,115 and tax consulting fees of $22,730 and $22,500.

Policy on Audit Committee Pre-approval of Audit and Permissible Non-audit Services

The Audit Committee has the responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee may also pre-approve particular services on a case-by-case basis. In assessing requests for services by our independent registered public accounting firm, the Audit Committee considers whether such services are consistent with the auditor’s independence, whether the independent registered public accounting firm is likely to provide the most effective and efficient service, and whether the service could enhance our ability to manage or control risk or improve audit quality.

All of the audit, audit-related and tax services provided by Ernst & Young LLP in fiscal years 2006 and 2005 (and as described in the footnotes to the table above) were approved in advance by the Audit Committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the U.S., our directors and executive officers and persons who own more than 10 percent of our common stock are required to report their initial beneficial ownership of our common stock and any subsequent changes in that ownership to the Securities and Exchange Commission and Nasdaq. Specific due dates for these reports have been established, and we are required to disclose in this Proxy Statement any late filings during the year ended December 31, 2006. To our knowledge, all of the reports were timely filed, except that Mr. Schuler filed a Form 4 report one day late in connection with the gifting and sale of shares of common stock for a series of transactions on a single day due to problems with accessing the electronic filing system.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Related Party Transactions

Our Audit Committee reviews all relationships, transactions and arrangements in which the Company and any director, nominee for director, greater than 5% beneficial holder of Company stock or any immediate family member of any of the foregoing are participants (“Interested Transactions”) to determine whether such persons have a direct or indirect material interest and whether to approve, disapprove or ratify an Interested Transaction. We have written policies and procedures for monitoring and seeking approval in connection with any Interested Transaction. Our legal and finance departments assist in monitoring Interested Transactions and our Audit Committee reviews, approves (or disapproves) or ratifies Interested Transactions. In considering whether to approve or ratify an Interested Transaction, the Audit Committee takes into account, among other factors it deems appropriate, whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar terms and conditions and the extent of the related person’s interest in the Interested Transaction. In addition, our written policy provides that no director shall participate in any discussion or approval of an Interested Transaction for which he or she is a related party, except that the director shall provide all material information concerning the Interested Transaction to the Audit Committee.

Related Party Transactions

Except as disclosed elsewhere in this Proxy Statement, no director, executive officer, nominee for election as a director nor any beneficial holder of more than five percent of our outstanding capital stock, had any material interest, direct or indirect, in any reportable transaction with us during the 2006 fiscal year, or since the commencement of the current fiscal year, or any reportable business relationship with us during such time.

STOCKHOLDER PROPOSALS

Our amended and restated bylaws require that a stockholder give timely written notice of any proposal such stockholder proposes to bring before a stockholders meeting or any proposal for the nomination of a director to our Corporate Secretary. Such written notice must be given, either by personal delivery or U. S. mail, postage prepaid, to the Corporate Secretary, Quidel Corporation, 10165 McKellar Court, San Diego, California 92121. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the address provided above, not less than 60 days nor more than 90 days prior to the scheduled annual meeting. However, if less than 60 days’ notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be received not later than the close of business on the 10th day following the day on which the notice of the date of the scheduled annual meeting was mailed or the day on which the public disclosure was made.

Any notice to the Corporate Secretary must include as to each matter the stockholder proposes to bring before the meeting:

•       a brief description of the business desired to be brought before the meeting and the reason for conducting the business at the annual meeting,

•       the stockholder’s name and address, as they appear on our records,

•       the class and number of shares that the stockholder beneficially owns,

•       any material interest of the stockholder in the business requested to be brought before the meeting, and

•       any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934 in his or her capacity as a proponent of the stockholder proposal.

A stockholder’s notice to the Corporate Secretary regarding a nomination for the election of directors must set forth:

•       as to each person whom the stockholder proposes to nominate for election or re-election as a director,

•        the person’s name, age, business address and residence address,

•        the person’s principal occupation or employment,

•        the class and number of shares of capital stock beneficially owned by the person, and

•        any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934; and

•       as to the stockholder giving the notice:

•        the name and address of the stockholder, as they appear on our records, and

•        the class and number of shares of stock that are beneficially owned by the stockholder on the date of the stockholder notice. If the Board of Directors so requests, any person nominated for election to the Board shall furnish to our Corporate Secretary the information required to be set forth in the notice of nomination pertaining to the nominee.

Any eligible stockholder who desires to have a proposal considered for inclusion in our proxy solicitation materials for our 2008 annual meeting of stockholders, including director nominations, must cause his or her proposals to be received in writing by our Corporate Secretary at 10165 McKellar Court, San Diego, California 92121 no later than December 14, 2007. The Board of Directors will review new proposals from eligible stockholders if they are received in writing by December 14, 2007. Proposals must be submitted in accordance with our bylaws, as described above, and must comply with Securities and Exchange Commission regulations promulgated under Rule 14a-8 of the Exchange Act of 1934, as amended.

Nothing in this section shall be deemed to require us to include in our proxy solicitation materials relating to any annual meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission.

ANNUAL REPORT

Our 2006 Annual Report to Stockholders has been mailed to stockholders concurrently with this Proxy Statement. The Company incorporates by reference herein the information set forth in our Annual Report on Form 10-K under Item 1 relating to the executive officers of the Company.

A copy of our Annual Report on Form 10-K and each of our other periodic and current reports, including any amendments thereto, as filed with the Securities and Exchange Commission, are available, free of charge, on our website, www.quidel.com, as soon as reasonably practicable after such materials are filed or furnished to the Securities and Exchange Commission. In addition, a copy of our Annual Report on Form 10-K, without exhibits, and/or exhibits to the Form 10-K, will be furnished, free of charge upon written request to the Investor Relations department at Quidel Corporation, 10165 McKellar Court, San Diego, California 92121. In addition, you may obtain such documents by calling (858) 646-8031 or e-mail our Investor Relations department at ir@quidel.com.

OTHER BUSINESS

We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

San Diego, California
April 6, 2007

Stockholders are urged to specify their choices on, date, sign and return the enclosed proxy card in the accompanying prepaid, return envelope. Prompt response is helpful and your cooperation greatly appreciated.

AMENDED AND RESTATED
QUIDEL CORPORATION
2001 EQUITY INCENTIVE PLAN
(as proposed to be amended on May 7, 2007)

ARTICLE I
PURPOSE OF PLAN

The Company has adopted this Plan to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate its management and other persons, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of the Company’s stockholders. Capitalized terms not otherwise defined herein have the meanings ascribed to them in Article IX.

ARTICLE II
EFFECTIVE DATE AND TERM OF PLAN

2.1          Term of Plan.

This Plan became effective as of the Effective Date and will continue in effect until the earlier of (a) the Expiration Date, or (b) the date of any Plan termination pursuant to the provisions in Section 8.1, at which time this Plan will automatically terminate.

2.2          Effect on Awards.

Awards may be granted only during the Plan Term, but each Award properly granted during the Plan Term will remain in effect after the Expiration Date until such Award has been exercised, terminated or expired in accordance with its terms and the terms of this Plan.

ARTICLE III
SHARES SUBJECT TO PLAN

3.1          Number of Shares.

The maximum number of shares of Common Stock that may be issued pursuant to Awards under this Plan is 6,700,000, subject to adjustment as set forth in Section 3.4.

3.2          Source of Shares.

The Common Stock to be issued under this Plan will be made available, at the discretion of the Administrator, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including without limitation shares purchased on the open market.

3.3          Availability of Unused Shares.

Shares of Common Stock subject to unexercised portions of any Award that expire, terminate or are canceled, and shares of Common Stock issued pursuant to an Award that are reacquired by the Company pursuant to this Plan or the terms of the Award under which such shares were issued, will again become available for the grant of further Awards under this Plan as part of the shares available under Section 3.1. However, if the exercise price of, or withholding taxes incurred in connection with, an Award is paid with shares of Common Stock, or if shares of Common Stock otherwise issuable pursuant to Awards are withheld by the Company in satisfaction of an exercise price or the withholding taxes incurred in connection with any exercise or vesting of an Award, then the number of shares of Common Stock available for issuance under the Plan will be reduced by the gross number of shares for which the Award is exercised or for which it vests, as applicable, and not by the net number of shares of Common Stock issued to the holder of such Award.

3.4          Adjustment Provisions.

(a)   Adjustments.   If the Company consummates any Reorganization in which holders of shares of Common Stock are entitled to receive in respect of such shares any additional shares or new or different shares or securities, cash or other consideration (including, without limitation, a different number of shares of Common Stock), or if the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities through merger, consolidation, sale or exchange of assets of the Company, reorganization, recapitalization, reclassification, combination, stock dividend, stock split, reverse stock split, spin-off, or similar transaction then, subject to Section 8.1, an appropriate and proportionate adjustment shall be made by the Administrator in: (i) the maximum number and kind of shares subject to this Plan as provided in Section 3.1; (ii) the number and kind of shares or other securities subject to then outstanding Awards; (iii) the price for each share or other unit of any other securities subject to, or measurement criteria applicable to, then outstanding Awards; and (iv) the number and kind of shares or other securities to be issued as Non-Employee Director Options.

(b)   No Fractional Interests.   No fractional interests will be issued under the Plan resulting from any adjustments.

(c)   Adjustments Related to Company Stock.   To the extent any adjustments relate to stock or securities of the Company, such adjustments will be made by the Administrator, whose determination in that respect will be final, binding and conclusive.

(d)   Right to Make Adjustment.   The grant of an Award will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

(e)   Limitations.   No adjustment to the terms of an Incentive Stock Option may be made unless such adjustment either:  (i) would not cause the Option to lose its status as an Incentive Stock Option; or (ii) is agreed to in writing by the Administrator and the Recipient.

3.5          Reservation of Shares.

The Company will at all times reserve and keep available shares of Common Stock equaling at least the total number of shares of Common Stock issuable pursuant to all outstanding Awards.

ARTICLE IV
ADMINISTRATION OF PLAN

4.1          Administrator.

(a)   Plan Administration.   Subject to the provisions of Section 4.1(b), this Plan will be administered by the Board and may also be administered by a Committee of the Board appointed pursuant to Section 4.1(b).

(b)   Administration by Committee.   The Board in its sole discretion may from time to time appoint a Committee of not less than two (2) Board members with authority to administer this Plan in whole or part and, subject to applicable law, to exercise any or all of the powers, authority and discretion of the Board under this Plan. As long as the Company has a class of equity securities registered under Section 12 of the Exchange Act, this Plan will be administered by a Committee of not less than two (2) Board members appointed by the Board in its sole discretion from time to time, each of whom is (i) a Non-Employee

Director, and (ii) an “Outside Director” as defined in the regulations adopted under Section 162(m) of the IRC. The Board may from time to time increase or decrease (but not below two (2)) the number of members of the Committee, remove from membership on the Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise. Unless otherwise required by this Section 4.1(b), the Board may disband the Committee at any time.

4.2          Authority of Administrator.

(a)   Authority to Interpret Plan.   Subject to the express provisions of this Plan, the Administrator will have the power to implement, interpret and construe this Plan and any Awards and Award Documents or other documents defining the rights and obligations of the Company and Recipients hereunder and thereunder, to determine all questions arising hereunder and thereunder, and to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable. The interpretation and construction by the Administrator of any provisions of this Plan or of any Award or Award Document, and any action taken by, or inaction of, the Administrator relating to this Plan or any Award or Award Document, will be within the discretion of the Administrator and will be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Administrator may act in its discretion in matters related to this Plan and any and all Awards and Award Documents.

(b)   Authority to Grant Awards.   Subject to the express provisions of this Plan, the Administrator may from time to time in its discretion select the Eligible Persons to whom, and the time or times at which, Awards will be granted or sold, the nature of each Award, the number of shares of Common Stock or the number of rights that make up or underlie each Award, the exercise price and period (if applicable) for the exercise of each Award, and such other terms and conditions applicable to each individual Award as the Administrator may determine. Any and all terms and conditions of Awards may be established by the Administrator without regard to existing Awards or other grants and without incurring any obligation of the Company in respect of subsequent Awards. The Administrator may grant at any time new Awards to an Eligible Person who has previously received Awards or other grants (including other stock options) regardless of the status of such other Awards or grants. The Administrator may grant Awards singly or in combination or in tandem with other Awards as it determines in its discretion.

(c)   Procedures.   Subject to the Company’s charter or bylaws or any Board resolution conferring authority on the Committee, any action of the Administrator with respect to the administration of this Plan must be taken pursuant to a majority vote of the authorized number of members of the Administrator or by the unanimous written consent of its members; provided, however, that (i) if the Administrator is the Committee and consists of two (2) members, then actions of the Administrator must be unanimous, and (ii) actions taken by the Board will be valid if approved in accordance with applicable law.

4.3 No Liability.

No member of the Board or the Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award except in circumstances constituting bad faith of such member.

4.4          Amendments.

(a)   Plan Amendments.   The Administrator may at any time and from time to time in its discretion, insofar as permitted by applicable law, rule or regulation and subject to Section 4.4(c), suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards, including those granted before such revision or amendment. Without limiting the generality of the foregoing, the Administrator is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including the Securities Act, the Exchange Act, the IRC, or the rules of any exchange or market system upon which the Common Stock is listed or trades, or any rules or regulations promulgated thereunder. No stockholder approval of any amendment or revision will be required unless such approval is required by applicable law, rule or regulation.

(b)   Award Amendments.   The Administrator may at any time and from time to time in its discretion, but subject to Section 4.4(c) and compliance with applicable statutory or administrative requirements, accelerate or extend the vesting or exercise period of any Award as a whole or in part, and make such other modifications in the terms and conditions of an Award as it deems advisable, provided, however, that the Administrator may reduce the exercise price of a Stock Option (either by cancellation of such Stock Option and the granting of a new Stock Option at such modified exercise price or by amending the terms of the Stock Option to reflect such a modified exercise price) only with stockholder approval.

(c)   Limitation.   Except as otherwise provided in this Plan or in the applicable Award Document, no amendment, revision, suspension or termination of this Plan or an outstanding Award that would cause an Incentive Stock Option to cease to qualify as such or that would alter, impair or diminish in any material respect any rights or obligations under any Award theretofore granted under this Plan may be effected without the written consent of the Recipient to whom such Award was granted.

4.5          Other Compensation Plans.

The adoption of this Plan will not affect any other stock option, incentive or other compensation plans in effect from time to time for the Company, and this Plan will not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by stockholders. This Plan does not affect in any way any outstanding award grants made under such plans and awards granted under such plans will continue to be governed by the terms and conditions of such plans.

4.6          Plan Binding on Successors.

This Plan will be binding upon the successors and assigns of the Company.

4.7          References to Successor Statutes, Regulations and Rules.

Any reference in this Plan to a particular statute, regulation or rule will also refer to any successor provision of such statute, regulation or rule.

4.8          Invalid Provisions.

In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability is not to be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions are to be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

4.9          Governing Law.

This Plan will be governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

4.10   Interpretation.

Headings herein are for convenience of reference only, do not constitute a part of this Plan, and will not affect the meaning or interpretation of this Plan. References herein to Sections or Articles are references to the referenced Section or Article hereof, unless otherwise specified.

ARTICLE V
GENERAL AWARD PROVISIONS

5.1          Participation in Plan.

(a)   Eligibility to Receive Awards.   A person is eligible to receive grants of Awards if, at the time of the grant of the Award, such person is an Eligible Person or has received an offer of employment from the Company, provided, however, that only Non-Employee Directors are eligible to receive Non-Employee Director Options, and provided further, that Awards granted to a person who has received an offer of employment will terminate and be forfeited without consideration if the employment offer is not accepted within such time as may be specified by the Company. Status as an Eligible Person will not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally.

(b)   Eligibility to Receive Incentive Stock Options.   Incentive Stock Options may be granted only to Eligible Persons meeting the employment requirements of Section 422 of the IRC.

(c)   Awards to Foreign Nationals.   Notwithstanding anything to the contrary herein, the Administrator may, in order to fulfill the purposes of this Plan, modify grants of Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

5.2          Award Documents.

Each Award must be evidenced by an agreement duly executed on behalf of the Company and by the Recipient or, in the Administrator’s discretion, a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to the Award as the Administrator may in its discretion determine. Awards will not be deemed made or binding upon the Company, and Recipients will have no rights thereto, until such an agreement is entered into between the Company and the Recipient or such a memorandum is delivered by the Company to the Recipient, but an Award may have an effective date prior to the date of such an agreement or memorandum. Award Documents may be (but need not be) identical and must comply with and be subject to the terms and conditions of this Plan, a copy of which will be provided to each Recipient and incorporated by reference into each Award Document. Any Award Document may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administrator. In case of any conflict between this Plan and any Award Document, this Plan shall control.

5.3          Payment For Awards.

(a)   Payment of Exercise Price.   The exercise price or other payment for an Award is payable upon the exercise of a Stock Option or upon other purchase of shares pursuant to an Award granted hereunder by delivery of legal tender of the United States or payment of such other consideration as the Administrator may from time to time deem acceptable in any particular instance; provided, however, that the Administrator may, in the exercise of its discretion, allow exercise of an Award in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise.

(b)   [Reserved]

(c)   Cashless Exercise.   If permitted in any case by the Administrator in its discretion, the exercise price for Awards may be paid by capital stock of the Company delivered in transfer to the Company by or on behalf of the person exercising the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Administrator; or retained by the Company from the stock otherwise issuable upon exercise or surrender of vested and/or exercisable Awards or other equity awards previously granted to the Recipient and being exercised (if applicable) (in either case valued at Fair Market Value as of the exercise date); or such other consideration as the Administrator may from time to time in the exercise of its discretion deem acceptable in any particular instance.

(d)   No Precedent.   Recipients will have no rights to the exercise techniques described in Section 5.3(c), and the Company may offer or permit such techniques on an ad hoc basis to any Recipient without incurring any obligation to offer or permit such techniques on other occasions or to other Recipients.

5.4          No Employment Rights.

Nothing contained in this Plan (or in Award Documents or in any other documents related to this Plan or to Awards) will confer upon any Eligible Person or Recipient any right to continue in the employ of or engagement by the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person’s compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause. Except as expressly provided in this Plan or in any statement evidencing the grant of an Award, the Company has the right to deal with each Recipient in the same manner as if this Plan and any such statement evidencing the grant of an Award did not exist, including, without limitation, with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient. Unless otherwise set forth in a written agreement binding upon the Company or an Affiliated Entity, all employees of the Company or an Affiliated Entity are “at will” employees whose employment may be terminated by the Company or the Affiliated Entity at any time for any reason or no reason, without payment or penalty of any kind. Any question(s) as to whether and when there has been a termination of a Recipient’s employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of an Award pursuant to this Plan will be determined by the Administrator and the Administrator’s determination thereof will be final and binding.

5.5          Restrictions Under Applicable Laws and Regulations.

(a)   Government Approvals.   All Awards will be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the securities subject to Awards granted under this Plan upon any securities exchange or interdealer quotation system or under any federal, state or foreign law, or the consent or approval of any government or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an Award or the issuance, if any, or purchase of shares in connection therewith, such Award may not be exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Company. During the term of this Plan, the Company will use its reasonable efforts to seek to obtain from the appropriate governmental and regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as is sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain any such qualifications, consents, approvals or authorizations after such reasonable efforts will relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such qualifications, consents, approvals or authorizations pertain.

(b)   No Registration Obligation; Recipient Representations.   The Company will be under no obligation to register or qualify the issuance of Awards or underlying securities under the Securities Act or applicable state securities laws. Unless the issuance of Awards and underlying securities have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any Awards or underlying securities unless the Awards and underlying securities may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administrator may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company, that such Recipient is acquiring such Awards and underlying securities for such Recipient’s own account as an investment and not with a view to, or for sale in connection with, the distribution of any such securities, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if securities are issued without  registration, a legend to this effect (together with any other legends deemed appropriate by the Administrator) may be endorsed upon the securities so issued, and to the effect of any additional representations that are appropriate in light of applicable securities laws and rules. The Company may also order its transfer agent to stop transfers of such shares. The Administrator may also require the Recipient to provide the Company such information and other documents as the Administrator may request in order to satisfy the Administrator as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

5.6          Additional Conditions.

Any Award may be subject to such provisions (whether or not applicable to any other Award or Recipient) as the Administrator deems appropriate, including without limitation provisions for the forfeiture of or restrictions on resale or other disposition of securities of the Company acquired under this Plan, provisions giving the Company the right to repurchase securities of the Company acquired under this Plan in the event the Recipient leaves the Company for any reason or elects to effect any disposition thereof, and provisions to comply with federal and state securities laws.

5.7          No Privileges re Stock Ownership or Specific Assets.

Except as otherwise set forth herein, a Recipient or a permitted transferee of an Award will have no rights as a stockholder with respect to any shares issuable or issued in connection with the Award until the Recipient has delivered to the Company all amounts payable and performed all obligations required to be performed in connection with exercise of the Award and the Company has issued such shares. No person will have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder. Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto is to be construed to create a trust of any kind or a fiduciary relationship between the Company and any person. To the extent that any person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

5.8          Nonassignability.

No Award is assignable or transferable except:  (a) by will or by the laws of descent and distribution; or (b) subject to the final sentence of this Section 5.8, upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Administrator on a case-by-case basis and under circumstances that would not adversely affect the interests of the Company, transfers for estate planning purposes or pursuant to a nominal transfer that does not result in a change in beneficial ownership. Subject to the final sentence of this Section 5.8, during the lifetime of a Recipient, an Award granted to such person will be exercisable only by the Recipient (or the Recipient’s permitted transferee) or such person’s guardian or legal representative. Notwithstanding the foregoing, Stock Options intended to be treated as Incentive Stock Options (or other Awards subject to transfer restrictions under the IRC) (i) may not be assigned or transferred in violation of Section 422(b)(5) of the IRC or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer; and (ii) will be exercisable during a Recipient’s lifetime only by the Recipient.

5.9          Information To Recipients.

(a)   Provision of Information.   The Administrator in its sole discretion may determine what, if any, financial and other information is to be provided to Recipients and when such financial and other information is to be provided after giving consideration to applicable federal and state laws, rules and regulations, including, without limitation, applicable federal and state securities laws, rules and regulations.

(b)   Confidentiality.   The furnishing of financial and other information that is confidential to the Company is subject to the Recipient’s agreement to maintain the confidentiality of such financial and other information, and not to use the information for any purpose other than evaluating the Recipient’s position under this Plan. The Administrator may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the Recipient’s obligations under this Section 5.9(b) (which acknowledgment is not to be a condition to Recipient’s obligations under this Section 5.9(b)).

5.10   Withholding Taxes.

Whenever the granting, vesting or exercise of any Award, or the issuance of any Common Stock or other securities upon exercise of any Award or transfer thereof, gives rise to tax or tax withholding liabilities or obligations, the Administrator will have the right as a condition thereto to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements arising in connection therewith. The Administrator may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company or by withholding a portion of the stock otherwise issuable in connection with an Award, in each case valued at Fair Market Value as of the date of such delivery or withholding, as the case may be.

5.11   Legends on Awards and Stock Certificates.

Each Award Document and each certificate representing securities acquired upon grant, vesting or exercise of an Award must be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the Award Document and/or the certificate. The determination of which legends, if any, will be placed upon Award Documents or the certificates will be made by the Administrator in its discretion and such decision will be final and binding.

5.12   Effect of Termination of Employment on Awards.

(a)   Termination of Vesting.   Notwithstanding anything to the contrary herein, but subject to Section 5.12(b) Awards will be exercisable by a Recipient (or the Recipient’s successor in interest) following such Recipient’s termination of employment or service only to the extent that installments thereof had become exercisable on or prior to the date of such termination.

(b)   Alteration of Vesting and Exercise Periods.   Notwithstanding anything to the contrary herein, the Administrator may in its discretion (i) designate shorter or longer periods following a Recipient’s termination of employment or service during which Awards may vest or be exercised; provided, however, that any shorter periods determined by the Administrator will be effective only if provided for in this Plan or the instrument that evidences the grant to the Recipient of the affected Award or if such shorter period is agreed to in writing by the Recipient, and (ii) accelerate the vesting of all or any portion of any Awards by increasing the number of shares purchasable at any time.

(c)   Leave of Absence.   In the case of any employee on an approved leave of absence, the Administrator may make such provision respecting continuance of Awards granted to such employee as the Administrator in its discretion deems appropriate, except that in no event will an Award be exercisable after the date such Award would expire in accordance with its terms had the Recipient remained continuously employed.

(d)   General Cessation.   Except as otherwise set forth in this Plan or an Award Document or as determined by the Administrator in its discretion, all Awards granted to a Recipient, and all of such Recipient’s rights thereunder, will terminate upon termination for any reason of such Recipient’s employment or service with the Company or any Affiliated Entity (or cessation of any other service relationship between the Recipient and the Company or any Affiliated Entity in place as of the date the Award was granted).

5.13   Lock-Up Agreements.

Each Recipient agrees as a condition to receipt of an Award that, in connection with any public offering by the Company of its equity securities and upon the request of the Company and the principal underwriter (if any) in such public offering, any shares of Common Stock acquired or that may be acquired upon exercise or vesting of an Award may not be sold, offered for sale, encumbered, or otherwise disposed of or subjected to any transaction that will involve any sales or other transfer of securities of the Company, or any interest therein, without the prior written consent of the Company or such underwriter, as the case may be, for a period of not more than 365 days after the commencement date of such public offering. Each Recipient will, if requested by the Company or the principal underwriter, enter into a separate agreement to the effect of this Section 5.13.

5.14   Restrictions on Common Stock and Other Securities.

Common Stock or other securities of the Company issued or issuable in connection with any Award will be subject to all of the restrictions imposed under this Plan upon Common Stock issuable or issued upon exercise of Stock Options, except as otherwise determined by the Administrator.

5.15   Limits on Awards to Eligible Persons.

Notwithstanding any other provision of this Plan, no one Eligible Person shall be (a) granted Awards (other than Performance Awards payable in cash) with respect to more than 1,800,000 shares of Common Stock in any one calendar year, and (b) granted Performance Awards payable in cash that exceed $1,000,000 in any one calendar year, provided, however, that this limitation shall not apply if it is not required in order for the compensation attributable to Awards hereunder to qualify as Performance-Based Compensation. The limitation set forth in this Section 5.15(a) will be subject to adjustment as provided in Section 3.4 or under Article VIII, but only to the extent such adjustment would not affect the status of compensation attributable to Awards as Performance-Based Compensation.

ARTICLE VI
AWARDS

6.1          Stock Options.

(a)   Nature of Stock Options.   Stock Options may be Incentive Stock Options or Nonqualified Stock Options.

(b)   Option Exercise Price.   The exercise price for each Stock Option will be determined by the Administrator as of the date such Stock Option is granted.

(c)   Option Period and Vesting.   Stock Options granted hereunder will vest and may be exercised as determined by the Administrator, except that exercise of Stock Options after termination of the Recipient’s employment or service shall be subject to Section 5.12 and Section 6.1(e). Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as may be determined by the Administrator, but not later than ten (10) years after the date the Stock Option is granted and may be subject to earlier termination as provided herein or in the Award Document. Except as otherwise provided herein, a Stock Option will become exercisable, as a whole or in part, on the date or dates specified by the Administrator and thereafter will remain exercisable until the exercise, expiration or earlier termination of the Stock Option.

(d)   Exercise of Stock Options.   The exercise price for Stock Options will be paid as set forth in Section 5.3. No Stock Option will be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not fewer than 100 shares of Common Stock (or such other amount as may be set forth in the applicable Award Document) may be purchased at one time and Stock Options must be exercised in multiples of 100 unless the number purchased is the total number of shares for which the Stock Option is exercisable at the time of exercise. A Stock Option will be deemed to be exercised when the Secretary or other designated official of the Company receives written notice of such exercise from the Recipient in the form of Exhibit A hereto or such other form as the Company may specify from time to time, together with payment of the exercise price in accordance with Section 5.3 and any amounts required under Section 5.10 or, with permission of the Administrator, arrangement for such payment. Notwithstanding any other provision of this Plan, the Administrator may impose, by rule and/or in Award Documents, such conditions upon the exercise of Stock Options (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 and Rule 10b-5 under the Exchange Act, and any amounts required under Section 5.10, or any applicable section of or regulation under the IRC.

(e)   Termination of Employment.

(i)    Termination for Just Cause.   Subject to Section 5.12 and except as otherwise provided in a written agreement between the Company or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment or service, in the event of a Just Cause Dismissal of a Recipient all of the Recipient’s unexercised Stock Options, whether or not vested, will expire and become unexercisable as of the date of such Just Cause Dismissal.

(ii)   Termination Other Than for Just Cause.   Subject to Section 5.12 and except as otherwise provided in a written agreement between the Company or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment or service, if a Recipient’s employment or service with the Company or any Affiliated Entity terminates for:

(A)  any reason other than for Just Cause Dismissal, death, or Permanent Disability, the Recipient’s Stock Options, whether or not vested, will expire and become unexercisable as of the earlier of: (1) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed; and (2) 90 days after the date of termination of employment or service.

(B)   death or Permanent Disability, the Recipient’s unexercised Stock Options will, whether or not vested, expire and become unexercisable as of the earlier of:  (1) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed; and (2) one year after the date of termination of employment or service.

(f)    Special Provisions Regarding Incentive Stock Options.   Notwithstanding anything herein to the contrary,

(i)    The exercise price and vesting period of any Stock Option intended to be treated as an Incentive Stock Option must comply with the provisions of Section 422 of the IRC and the regulations thereunder. As of the Effective Date, such provisions require, among other matters, that:  (A) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Stockholder; and (B) that the Incentive Stock Option not be exercisable after the expiration of ten (10) years from the date of grant or the expiration of five (5) years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder.

(ii)   The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Stock Options granted to any Recipient under this Plan (or any other option plan of the Company or of any Parent Corporation or Subsidiary Corporation) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year may not exceed $100,000.

(iii)  Any Stock Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such will be treated as Nonqualified Stock Options. If the limit described in Section 6.1(f)(ii) is exceeded, the earliest granted Stock Options will be treated as Incentive Stock Options, up to such limit.

(g)   Non-Employee Director Options.   Article VII will govern Non-Employee Director Options to the extent inconsistent with this Section 6.1.

6.2          Performance Awards.

(a)   Grant of Performance Award.   The Administrator will determine in its discretion the preestablished, objective performance goals (which need not be identical and may be established on an individual or group basis) governing Performance Awards, the terms thereof, and the form and time of payment of Performance Awards.

(b)   Payment of Award.   Upon satisfaction of the conditions applicable to a Performance Award, payment will be made to the Recipient in cash, in shares of Common Stock valued at Fair Market Value as of the date payment is due, or in a combination of Common Stock and cash, as the Administrator in its discretion may determine.

(c)   Maximum Amount of Compensation.   The maximum amount payable in cash pursuant to that portion of a Performance Award granted for any calendar year to any Recipient that is intended to satisfy the requirements for Performance-Based Compensation shall not exceed $1,000,000.

6.3          Restricted Stock.

(a)   Award of Restricted Stock.   The Administrator will determine the Purchase Price (if any), the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock, and when such restrictions will lapse.

(b)   Requirements of Restricted Stock.   All shares of Restricted Stock granted or sold pursuant to this Plan will be subject to the following conditions:

(i)    No Transfer.   The shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire;

(ii)   Certificates.   The Administrator may require that the certificates representing Restricted Stock granted or sold to a Recipient remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire;

(iii)  Restrictive Legends.   Each certificate representing Restricted Stock granted or sold to a Recipient pursuant to this Plan will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Administrator in its discretion deems necessary or appropriate to enforce such restrictions; and

(iv)  Other Restrictions.   The Administrator may impose such other conditions on Restricted Stock as the Administrator may deem advisable, including, without limitation, restrictions under the Securities Act, under the Exchange Act, under the requirements of any stock exchange or interdealer quotation system upon which such Restricted Stock or other securities of the Company are then listed or traded and under any blue sky or other securities laws applicable to such shares.

(c)   Lapse of Restrictions.   The restrictions imposed upon Restricted Stock will lapse in accordance with such terms or other conditions as are determined by the Administrator.

(d)   Rights of Recipient.   Subject to the provisions of Section 6.3(b) and any restrictions imposed upon the Restricted Stock, the Recipient will have all rights of a stockholder with respect to the Restricted Stock granted or sold to such Recipient under this Plan, including, without limitation, the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

(e)   Termination of Employment.   Unless the Administrator in its discretion determines otherwise, if a Recipient’s employment or service with the Company or any Affiliated Entity terminates for any reason, all of the Recipient’s Restricted Stock remaining subject to restrictions on the date of such termination of employment or service will be repurchased by the Company at the Purchase Price (if any) paid by the Recipient to the Company, without interest or premium, and otherwise returned to the Company without consideration.

6.4          Stock Appreciation Rights.

(a)   Granting of Stock Appreciation Rights.   The Administrator may at any time and from time to time approve the grant to Eligible Persons of Stock Appreciation Rights, related or unrelated to Stock Options.

(b)   SARs Related to Options.

(i)    A Stock Appreciation Right related to a Stock Option will entitle the holder of the related Stock Option, upon exercise of the Stock Appreciation Right, to surrender such Stock Option, or any portion thereof to the extent previously vested but unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 6.4(b)(iii). Such Stock Option will, to the extent surrendered, then cease to be exercisable.

(ii)   A Stock Appreciation Right related to a Stock Option hereunder will be exercisable at such time or times, and only to the extent that, the related Stock Option is exercisable, and will not be transferable except to the extent that such related Stock Option may be transferable (and under the same conditions), will expire no later than the expiration of the related Stock Option, and may be exercised only when the market price of the Common Stock subject to the related Stock Option exceeds the exercise price of the Stock Option.

(iii)  Upon the exercise of a Stock Appreciation Right related to a Stock Option, the Recipient will be entitled to receive payment of an amount determined by multiplying: (A) the difference obtained by subtracting the exercise price of a share of Common Stock specified in the related Stock Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock

Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (B) the number of shares as to which such Stock Appreciation Right is exercised.

(c)   SARs Unrelated to Options.   The Administrator may grant Stock Appreciation Rights unrelated to Stock Options. Section 6.4(b)(iii) will govern the amount payable at exercise under such Stock Appreciation Right, except that in lieu of an option exercise price the initial base amount specified in the Award shall be used.

(d)   Limits.   Notwithstanding the foregoing, the Administrator, in its discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right.

(e)   Payments.   Payment of the amount determined under the foregoing provisions may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the discretion of the Administrator, in cash or in a combination of cash and shares of Common Stock as the Administrator deems advisable. The Administrator has full discretion to determine the form in which payment of a Stock Appreciation Right will be made and to consent to or disapprove the election of a Recipient to receive cash in full or partial settlement of a Stock Appreciation Right. If the Administrator decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

6.5          Stock Payments.

The Administrator may approve Stock Payments to any Eligible Person on such terms and conditions as the Administrator may determine. Stock Payments will replace cash compensation at the Fair Market Value of the Common Stock on the date payment is due.

6.6          Dividend Equivalents.

The Administrator may grant Dividend Equivalents to any Recipient who has received a Stock Option, SAR or other Award denominated in shares of Common Stock. Dividend Equivalents may be paid in cash, Common Stock or other Awards; the amount of Dividend Equivalents paid other than in cash will be determined by the Administrator by application of such formula as the Administrator may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the Dividend Equivalent. Dividend Equivalents will be computed as of each dividend record date and will be payable to recipients thereof at such time as the Administrator may determine. Notwithstanding the foregoing, if it is intended that an Award qualify as Performance-Based Compensation, and the amount of compensation the Recipient could receive under the Award is based solely on an increase in value of the underlying stock after the date of the grant or award, then the payment of any Dividend Equivalents related to the Award shall not be made contingent on the exercise of the Award.

6.7          Stock Bonuses.

The Administrator may issue Stock Bonuses to Eligible Persons on such terms and conditions as the Administrator may determine.

6.8          Stock Sales.

The Administrator may sell to Eligible Persons shares of Common Stock on such terms and conditions as the Administrator may determine.

6.9          Phantom Stock.

The Administrator may grant Awards of Phantom Stock to Eligible Persons. Phantom Stock is a cash payment measured by the Fair Market Value of a specified number of shares of Common Stock on a specified date, or measured by the excess of such Fair Market Value over a specified minimum, which may but need not include a Dividend Equivalent.

6.10   Other Stock-Based Benefits.

The Administrator is authorized to grant Other Stock-Based Benefits. Other Stock-Based Benefits are any arrangements granted under this Plan not otherwise described above that:  (a) by their terms might involve the issuance or sale of Common Stock or other securities of the Company; or (b) involve a benefit that is measured, as a whole or in part, by the value, appreciation, dividend yield or other features attributable to a specified number of shares of Common Stock or other securities of the Company.

ARTICLE VII
NON-EMPLOYEE DIRECTOR OPTIONS

7.1          Grants of Stock Options.

Immediately following each annual meeting of stockholders of the Company, each Non-Employee Director who has served as a director since his or her election or appointment and has been re-elected as a director at such annual meeting shall automatically receive an option to purchase up to 10,000 shares of the Company’s Common Stock. Each Non-Employee Director who is appointed or elected other than at an annual meeting of stockholders of the Company (whether by replacing a director who retires, resigns or otherwise terminates his or her service as a director prior to the expiration of his or her term or otherwise) shall automatically receive an option to purchase shares of the Company’s Common Stock as of the date of such appointment or election, consisting of a number of shares of Company Common Stock determined by multiplying 10,000 by a fraction, the numerator of which is the number of days from the date of grant to the date of the next scheduled annual meeting of stockholders of the Company and the denominator of which is 365 (exclusive of fractional shares). The exercise price for all grants of options granted under this Section 7.1 shall be equal to the Fair Market Value of the Company’s Common Stock on the date of grant, subject to: (a) vesting as set forth in Section 7.2 and (b) adjustment as set forth in this Plan.

7.2          Vesting.

All grants of options granted under Section 7.1 shall vest and become exercisable 100% on the day prior to the date of the next annual meeting of stockholders following the grant date if the Recipient has remained a director for the entire period from the date of grant to such vesting date. Notwithstanding the foregoing, however, all grants of options granted under Section 7.1 that have not vested and become exercisable at the time the Recipient ceases to be a director shall terminate.

7.3          Exercise.

Non-Employee Director Options will be exercisable, and the exercise price therefor shall be paid, in the same manner as provided herein for other Stock Options.

7.4          Term of Options and Effect of Termination.

Notwithstanding any other provision of the Plan, no Non-Employee Director Option granted under the Plan shall be exercisable after the expiration of ten years from the effective date of its grant. In the event that the Recipient of any Non-Employee Director Options granted under the Plan shall cease to be a director of the Company, all grants of options granted under Section 7.1 of this Plan to such Recipient shall be exercisable, to the extent already exercisable at the date such Recipient ceases to be a director and regardless of the reason the Recipient ceases to be a director, for a period of 365 days after that date (or, if sooner, until the expiration of the option according to its terms), and shall then terminate. In the event of the death of a Recipient while such Recipient is a director of the Company or within the period after termination of such status during which he or she is permitted to exercise an option, such option may be exercised by any person or persons designated by the Recipient on a beneficiary designation form adopted by the Plan administrator for such purpose or, if there is no effective beneficiary designation form on file with the Company, by the executors or administrators of the Recipient’s estate or by any person or persons who shall have acquired the option directly from the Recipient by his or her will or the applicable laws of descent and distribution.

7.5          Amendment; Suspension.

The Administrator may at any time and from time to time in its discretion (a) change the number of shares or vesting periods associated with the Non-Employee Director Options, and (b) suspend and reactivate this Article VII.

ARTICLE VIII
CHANGE IN CONTROL

8.1          Provision for Awards Upon Change in Control.

Unless otherwise set forth in an Award Document or in this Section 8.1, as of the effective time and date of any Change in Control, this Plan and any then outstanding Awards (whether or not vested) will automatically terminate unless:  (a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Awards, or for the substitution for such Awards of new awards covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices or other measurement criteria, in which event this Plan and such outstanding Awards will continue or be replaced, as the case may be, in the manner and under the terms so provided; or (b) the Board otherwise provides in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including, without limitation, (i) accelerating the vesting of outstanding Awards, and/or (ii) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this Section 8.1, this Plan and the Awards terminate by reason of the occurrence of a Change in Control without provision for any of the action(s) described in clause (a) or (b) hereof, then subject to Section 5.12 and Section 6.1(e), any Recipient holding outstanding Awards will have the right, at such time prior to the consummation of the Change in Control as the Board designates, to exercise or receive the full benefit of the Recipient’s Awards to the full extent not theretofore exercised, including any installments which have not yet become vested. Notwithstanding anything to the contrary in this Section 8.1, the vesting provisions of Section 7.2 or any other provision in the Plan, all Non-Employee Director Options granted under the Plan shall automatically vest and become exercisable immediately prior to any Change in Control if the optionee is a director of the Company at that time.

ARTICLE IX
DEFINITIONS

Capitalized terms used in this Plan and not otherwise defined have the meanings set forth below:

“Administrator” means the Board as long as no Committee has been appointed and is in effect and also means the Committee to the extent that the Board has delegated authority thereto.

“Affiliated Entity” means any Parent Corporation of the Company or Subsidiary Corporation of the Company or any other entity controlling, controlled by, or under common control with the Company.

“Applicable Dividend Period” means (i) the period between the date a Dividend Equivalent is granted and the date the related Stock Option, SAR, or other Award is exercised, terminates, or is converted to Common Stock, or (ii) such other time as the Administrator may specify in the written instrument evidencing the grant of the Dividend Equivalent.

“Award” means any Stock Option, Performance Award, Restricted Stock, Stock Appreciation Right, Stock Payment, Stock Bonus, Stock Sale, Phantom Stock, Dividend Equivalent, or Other Stock-Based Benefit granted or sold to an Eligible Person under this Plan, or any similar award granted by the Company prior to the Effective Date and outstanding as of the Effective Date that is governed by this Plan.

“Award Document” means the agreement or confirming memorandum setting forth the terms and conditions of an Award.

“Board” means the Board of Directors of the Company.

“Change in Control” means the following and shall be deemed to occur if any of the following events occurs:

(i)    Any Person becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or

(ii)   Individuals who, as of the effective date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided, however, that any individual who becomes a director after the effective date hereof whose election, or nomination for election by the Company’s stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board unless that individual was nominated or elected by any person, entity or group (as defined above) having the power to exercise, through beneficial ownership, voting agreement and/or proxy, twenty percent (20%) or more of either the outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board unless such individual’s election or nomination for election by the Company’s stockholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; or

(iii) Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company’s assets or a Reorganization of the Company with any other person, corporation or other entity, other than

(A)  a Reorganization that would result in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a Reorganization that is preceded or accomplished by an acquisition or series of related acquisitions by any Person, by tender or exchange offer or otherwise, of voting securities representing 5% or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such Reorganization (or series of related transactions involving such a Reorganization), or

(B)   a Reorganization effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

(iv)  Approval by the stockholders of the Company or an order by a court of competent jurisdiction of a plan of liquidation of the Company.

“Committee” means any committee appointed by the Board to administer this Plan pursuant to Section 4.1.

“Common Stock” means the common stock of the Company, $0.001 par value per share, as constituted on the Effective Date, and as thereafter adjusted under Section 3.4.

“Company” means Quidel Corporation, a Delaware corporation.

“Dividend Equivalent” means a right granted by the Company under Section 6.6 to a holder of a Stock Option, Stock Appreciation Right or other Award denominated in shares of Common Stock to receive from the Company during the Applicable Dividend Period payments equivalent to the amount of dividends payable to holders of the number of shares of Common Stock underlying such Stock Option, Stock Appreciation Right, or other Award.

“Effective Date” means May 23, 2001, the date this Plan was first approved and adopted by the Company’s stockholders.

“Eligible Person” includes directors, including Non-Employee Directors, officers, employees, consultants and advisors of the Company or of any Affiliated Entity; provided, however, that in order to be Eligible Persons, consultants and advisors must render bona fide services to the Company or any Affiliated Entity that are not in connection with capital-raising.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Expiration Date” means the tenth (10th) anniversary of the Effective Date.

“Fair Market Value” of a share of the Company’s capital stock as of a particular date means: (i) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the Nasdaq Global Market), the closing sale price of the stock for such date on the primary exchange upon which the stock trades, as measured by volume, as published in The Wall Street Journal, or, if no sale price was quoted for such date, then as of the next preceding date on which such a sale price was quoted; or (ii) if the stock is not then listed on an exchange (including the Nasdaq Global Market), the average of the closing bid and asked prices per share for the stock in the over-the-counter market on such date (in the case of (i) or (ii), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the fair market value of the stock on the date an Award is granted); or (iii) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administrator, provided, however, that (A) when appropriate, the Administrator in determining Fair Market Value of capital stock of the Company may take into account such other factors as it may deem appropriate under the circumstances, and (B) if the stock is traded on the Nasdaq SmallCap Market and both sales prices and bid and asked prices are quoted or available, the Administrator may elect to determine Fair Market Value under either clause (i) or (ii) above. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options must be determined in compliance with applicable provisions of the IRC. The Fair Market Value of rights or property other than capital stock of the Company means the fair market value thereof as determined by the Administrator on the basis of such factors as it may deem appropriate.

“Incentive Stock Option” means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC.

“IRC” means the Internal Revenue Code of 1986, as amended.

“Just Cause Dismissal” means a termination of a Recipient’s employment for any of the following reasons:  (i) the Recipient violates any reasonable rule or regulation of the Board, the Company’s President or Chief Executive Officer or the Recipient’s superiors that results in damage to the Company or any Affiliated Entity or which, after written notice to do so, the Recipient fails to correct within a reasonable time not exceeding 15 days; (ii) any willful misconduct or gross negligence by the Recipient in the responsibilities assigned to the Recipient; (iii) any willful failure to perform the Recipient’s job as required to meet the objectives of the Company or any Affiliated Entity; (iv) any wrongful conduct of a Recipient which has an adverse impact on the Company or any Affiliated Entity or which constitutes a misappropriation of assets of the Company or any Affiliated Entity; (v) the Recipient’s performing services for any other person or entity that competes with the Company while the Recipient is employed by the Company without the written approval of the Chief Executive Officer of the Company; or (vi) any other conduct that the Administrator reasonably determines constitutes Just Cause for Dismissal; provided, however, that if a Recipient is party to an employment agreement with the Company or any Affiliated Entity providing for just cause dismissal (or some comparable concept) of Recipient from Recipient’s employment with the Company or any Affiliated Entity, “Just Cause Dismissal” for purposes of this Plan will have the same meaning as ascribed thereto or to such comparable concept in such employment agreement.

“Non-Employee Director” means a director of the Company who qualifies as a “Non-Employee Director” under Rule 16b-3 under the Exchange Act.

“Non-Employee Director Option” means a right to purchase stock of the Company granted under Section 7.1 of this Plan.

“Nonqualified Stock Option” means a Stock Option that is not an Incentive Stock Option.

“Other Stock-Based Benefits” means an Award granted under Section 6.10.

“Parent Corporation” means any Parent Corporation as defined in Section 424(e) of the IRC.

“Performance Award” means an Award under Section 6.2, payable in cash, Common Stock or a combination thereof, that vests and becomes payable over a period of time upon attainment of preestablished, objective performance goals established in connection with the grant of the Award. For this purpose, a preestablished, objective performance goal may include one or more of the following performance criteria:  (a) cash flow, (b) earnings and earnings per share (including earnings before interest, taxes, and amortization), (c) return on equity, (d) total Stockholder return, (e) return on capital, (f) return on assets or net assets, (g) aggregate product price and other product measures; (h) market share or market penetration with respect to specific designated products and/or geographic areas; (i) revenues, income or net income, (j) operating income or net operating income, (k) operating margin, (l) return on operating revenue, and (m) any other similar performance criteria.

“Performance-Based Compensation” means performance-based compensation as described in Section 162(m) of the IRC and the regulations issued thereunder. If the amount of compensation an Eligible Person will receive under any Award is not based solely on an increase in the value of Common Stock after the date of grant or award, the Administrator, in order to qualify an Award as performance-based compensation under Section 162(m) of the IRC, can condition the grant, award, vesting, or exercisability of such an Award on the attainment of a preestablished, objective performance goal including, but not limited to, those preestablished, objective performance goals described in the definition of Performance Award above.

“Permanent Disability” means that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the Administrator with respect to any Award, provided, however, that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 6.1(e), Permanent Disability shall mean “permanent and total disability” as defined in Section 22(e) of the IRC.

“Person” means any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (i) the Company and its subsidiaries, (ii) any employee stock ownership or other employee benefit plan maintained by the Company and (iii) an underwriter or underwriting syndicate that has acquired the Company’s securities solely in connection with a public offering thereof.

“Phantom Stock” means an Award granted under Section 6.9.

“Plan” means this 2001 Equity Incentive Plan of the Company.

“Plan Term” means the period during which this Plan remains in effect (commencing the Effective Date and ending on the Expiration Date).

“Purchase Price” means the purchase price (if any) to be paid by a Recipient for Restricted Stock as determined by the Administrator (which price shall be at least equal to the minimum price required under applicable laws and regulations for the issuance of Common Stock which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met).

“Recipient” means a person who has received an Award.

“Reorganization” means any merger, consolidation or other reorganization.

“Restricted Stock” means Common Stock that is the subject of an Award made under Section 6.3 and that is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met, as set forth in this Plan and in any statement evidencing the grant of such Award.

“Securities Act” means the Securities Act of 1933, as amended.

“Significant Stockholder” is an individual who, at the time a Stock Option is granted to such individual under this Plan, owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

“Stock Appreciation Right” or “SAR” means a right granted under Section 6.4 to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the SAR, to the date of exercise.

“Stock Bonus” means an issuance or delivery of unrestricted or restricted shares of Common Stock under Section 6.7 as a bonus for services rendered or for any other valid consideration under applicable law.

“Stock Payment” means a payment in shares of the Company’s Common Stock under Section 6.5 to replace all or any portion of the compensation or other payment (other than base salary) that would otherwise become payable to the Recipient in cash.

“Stock Option” means a right to purchase stock of the Company granted under Section 6.1 or Section 7.1 of this Plan.

“Stock Sale” means a sale of Common Stock to an Eligible Person under Section 6.8.

“Subsidiary Corporation” means any Subsidiary Corporation as defined in Section 424(f) of the IRC.

ANNUAL MEETING OF STOCKHOLDERS OF

QUIDEL CORPORATION

May 7, 2007

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect seven directors to serve on the Board of Directors to hold office until the 2007 Annual Meeting of Stockholders:			2. To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2007;	FOR ☐	AGAINST ☐	ABSTAIN ☐
NOMINEES:
☐	FOR ALL NOMINEES	Thomas D. Brown Rodney F. Dammeyer Douglas S. Harrington, M.D. Caren L. Mason Mary Lake Polan, M.D., Ph.D, M.P.H. Mark A. Pulido Jack W. Schuler	3. To approve the amendment and restatement of the Quidel Corporation 2001 Equity Incentive Plan to increase the authorized shares, among other matters;	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES		4. To approve the performance goals used to establish compensation programs and awards under the Quidel Corporation 2001 Equity Incentive Plan;	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐	FOR ALL EXCEPT (See instructions below)		5. To transact such other business as may properly be presented at the Annual Meeting or any adjournments or postponements thereof.

INSTRUCTION:   To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:
If no choice is indicated, the proxy will be voted FOR all nominees listed.

Unless otherwise specified, this proxy will be voted FOR the election of each nominee for director listed on this proxy card in proposal 1; FOR proposals 2, 3, and 4, and in the discretion of the proxy holders on all other business that comes before the meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder		Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation or another entity, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QUIDEL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 7, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a Stockholder of QUIDEL CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, the Annual Report to Stockholders and the accompanying Proxy Statement for the Annual Meeting to be held on Monday, May 7, 2007, at 8:30 a.m., local time, at the Hyatt Regency, 3777 La Jolla Village Drive, San Diego, California 92122, and, revoking any proxy previously given, hereby appoints Caren L. Mason and John M. Radak, and each of them individually, proxies and attorneys-in-fact, each with full power of substitution and revocation, and each with all power that the undersigned would possess if personally present, to vote QUIDEL CORPORATION Common Stock held by the undersigned at such meeting and any postponements or adjournments of such meeting, as set forth on the reverse, and in their discretion upon any other business that may properly come before the meeting.

IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE

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